--------------------------------------------------------------------------------

                      AMENDED AND RESTATED CREDIT AGREEMENT

                                   DATED AS OF
                                  JULY 28, 2003

                                      AMONG

                                    HWG, LLC,
                                AS THE BORROWER,

                        THE HALLWOOD GROUP INCORPORATED,
                              AS PARENT GUARANTOR,

                      FIRST BANK (D/B/A FIRST BANK & TRUST)
                          AS THE ADMINISTRATIVE AGENT,

                                       AND

                           THE FINANCIAL INSTITUTIONS
                        NOW OR HEREAFTER PARTIES HERETO,
                                 AS THE LENDERS

                             $3,000,000 TERM A LOAN
                  $3,000,000 SPECIAL PURPOSE ADVANCE TERM LOAN
                      $4,000,000 REVOLVING CREDIT FACILITY
                     $5,000,000 SPECIAL PURPOSE ADVANCE LOAN

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                                    Page No.
                                                                                                                    --------
                                    Article 1

                            DEFINITIONS; CONSTRUCTION

Section 1.1       Definitions....................................................................................       2
Section 1.2       Accounting Terms and Determinations............................................................      19
Section 1.3       Other Definitional Terms.......................................................................      19

                                    Article 2

                            AMOUNT AND TERMS OF LOANS

Section 2.1       Loans and Commitments..........................................................................      19
Section 2.2       Borrowing Requests.............................................................................      20
Section 2.3       Disbursement of Funds..........................................................................      21
Section 2.4       Notes and Amortization.........................................................................      22
Section 2.5       Interest.......................................................................................      22
Section 2.6       Interest Periods...............................................................................      23
Section 2.7       Repayment of Loans; Accounts and Register......................................................      24
Section 2.8       Prepayments....................................................................................      25
Section 2.9       Continuation and Conversion Options............................................................      27
Section 2.10      Fees...........................................................................................      28
Section 2.11      Payments, etc..................................................................................      29
Section 2.12      Interest Rate Not Ascertainable, etc...........................................................      29
Section 2.13      Illegality.....................................................................................      30
Section 2.14      Increased Costs................................................................................      30
Section 2.15      Change of Lending Office.......................................................................      32
Section 2.16      Funding Losses.................................................................................      32
Section 2.17      Sharing of Payments, etc.......................................................................      32
Section 2.18      Taxes..........................................................................................      33
Section 2.19      Pro Rata Treatment.............................................................................      34

                                    Article 3

                              CONDITIONS Precedent

Section 3.1       Closing........................................................................................      34
Section 3.2       Conditions Precedent to SPA Loans..............................................................      37
Section 3.3       Conditions Precedent to SPA Term Loans.........................................................      37
Section 3.4       Conditions Precedent to All Loans..............................................................      37

                                    Article 4

                                    SECURITY

Section 4.1       Security Granted...............................................................................      38
Section 4.2       Collateral Value...............................................................................      38
Section 4.3       Benchmark Collateral Deficiency................................................................      39
Section 4.4       Substitution of Collateral.....................................................................      39

                                    Article 5

                         REPRESENTATIONS AND WARRANTIES

Section 5.1       Existence......................................................................................      39

Section 5.2       Power and Authorization........................................................................      39
Section 5.3       Binding Obligations............................................................................      40
Section 5.4       No Legal Bar or Resultant Lien.................................................................      40
Section 5.5       No Consent.....................................................................................      40
Section 5.6       Financial Information..........................................................................      40
Section 5.7       Investments and Guaranties.....................................................................      41
Section 5.8       Litigation.....................................................................................      41
Section 5.9       Use of Proceeds................................................................................      41
Section 5.10      Employee Benefits..............................................................................      42
Section 5.11      Taxes; Governmental Charges....................................................................      43
Section 5.12      Titles, etc....................................................................................      43
Section 5.13      Defaults.......................................................................................      43
Section 5.14      Casualties; Taking of Properties...............................................................      43
Section 5.15      Compliance with the Law........................................................................      43
Section 5.16      No Material Misstatements......................................................................      44
Section 5.17      Investment Company Act.........................................................................      44
Section 5.18      Public Utility Holding Company Act.............................................................      44
Section 5.19      Subsidiaries...................................................................................      44
Section 5.20      Insurance......................................................................................      44
Section 5.21      Environmental Matters..........................................................................      45
Section 5.22      Solvency.......................................................................................      46
Section 5.23      Employee Matters...............................................................................      46
Section 5.24      Subordinated Debenture Documents, etc..........................................................      46
Section 5.25      Ownership......................................................................................      46
Section 5.26      Senior Indebtedness............................................................................      47

                                    Article 6

                              AFFIRMATIVE COVENANTS

Section 6.1       Maintenance and Compliance, etc................................................................      47
Section 6.2       Payment of Taxes and Claims, etc...............................................................      47
Section 6.3       Further Assurances.............................................................................      47
Section 6.4       Performance of Obligations.....................................................................      47
Section 6.5       Insurance......................................................................................      48
Section 6.6       Accounts and Records...........................................................................      48
Section 6.7       Right of Inspection............................................................................      48
Section 6.8       Operation and Maintenance of Property..........................................................      48
Section 6.9       Reporting Covenants............................................................................      48

                                    Article 7

                               NEGATIVE COVENANTS

Section 7.1       Financial Covenants............................................................................      52
Section 7.2       Indebtedness...................................................................................      52
Section 7.3       Liens..........................................................................................      52
Section 7.4       Mergers, Sales, etc............................................................................      53
Section 7.5       Restricted Payments............................................................................      54
Section 7.6       Investments, Loans, etc........................................................................      54
Section 7.7       Sales and Leasebacks...........................................................................      55
Section 7.8       Nature of Business.............................................................................      55

Section 7.9       ERISA Compliance...............................................................................      55
Section 7.10      Sale or Discount of Receivables................................................................      56
Section 7.11      Negative Pledge Agreements.....................................................................      56
Section 7.12      Transactions with Affiliates...................................................................      57
Section 7.13      Unconditional Purchase Obligations.............................................................      57
Section 7.14      Intercompany Transactions......................................................................      57
Section 7.15      Modifications to Organizational Documents......................................................      57
Section 7.16      Modifications to Subordinated Debentures; Payment Restrictions.................................      57
Section 7.17      Proceeds of Loans..............................................................................      58

                                    Article 8

                                EVENTS OF DEFAULT

Section 8.1       Payments.......................................................................................      58
Section 8.2       Covenants Without Notice.......................................................................      58
Section 8.3       Other Covenants................................................................................      58
Section 8.4       Other Financing Document Obligations...........................................................      58
Section 8.5       Representations................................................................................      58
Section 8.6       Non-Payments of Other Indebtedness.............................................................      59
Section 8.7       Defaults Under Other Agreements................................................................      59
Section 8.8       Bankruptcy.....................................................................................      59
Section 8.9       Money Judgment.................................................................................      59
Section 8.10      Discontinuance of Business.....................................................................      60
Section 8.11      Financing Documents............................................................................      60
Section 8.12      Change of Control..............................................................................      60
Section 8.13      Subordination of Lender Indebtedness...........................................................      60
Section 8.14      Default Under Subordinated Indebtedness........................................................      60

                                    Article 9

                            THE ADMINISTRATIVE AGENT

Section 9.1       Appointment of Administrative Agent............................................................      61
Section 9.2       Limitation of Duties of Administrative Agent...................................................      61
Section 9.3       Lack of Reliance on the Administrative Agent...................................................      61
Section 9.4       Certain Rights of the Administrative Agent.....................................................      62
Section 9.5       Reliance by Administrative Agent...............................................................      62
Section 9.6       Indemnification of Administrative Agent........................................................      62
Section 9.7       First Bank in its Individual Capacity..........................................................      63
Section 9.8       May Treat Lender as Owner......................................................................      63
Section 9.9       Successor Administrative Agent.................................................................      63

                                   Article 10

                                  MISCELLANEOUS

Section 10.1      Notices........................................................................................      64
Section 10.2      Amendments and Waivers.........................................................................      64
Section 10.3      No Waiver; Remedies Cumulative.................................................................      65
Section 10.4      Payment of Expenses, Indemnities, etc..........................................................      65
Section 10.5      Right of Setoff................................................................................      67
Section 10.6      Benefit of Agreement...........................................................................      68
Section 10.7      Successors and Assigns; Participations and Assignments.........................................      68

Section 10.8      Governing Law; Submission to Jurisdiction; etc.................................................      70
Section 10.9      Independent Nature of Lenders' Rights..........................................................      71
Section 10.10     Invalidity.....................................................................................      71
Section 10.11     Renewal, Extension or Rearrangement............................................................      72
Section 10.12     Confidentiality; Tax Shelter Regulations.......................................................      72
Section 10.13     Interest.......................................................................................      73
Section 10.14     Entire Agreement...............................................................................      73
Section 10.15     Attachments....................................................................................      74
Section 10.16     Counterparts...................................................................................      74
Section 10.17     Survival of Indemnities........................................................................      74
Section 10.18     Headings Descriptive...........................................................................      74
Section 10.19     Satisfaction Requirement.......................................................................      74
Section 10.20     Exculpation Provisions.........................................................................      74

                                     ANNEXES

Annex I - Term Loan and Revolving Credit Loan Commitments

                                     SCHEDULES

Schedule 1.1(A)     -       Debt Service Coverage Ratio Worksheet
Schedule 1.1(B)     -       Senior Leverage Ratio Worksheet
 Schedule 5.7       -       Investments
Schedule 5.8        -       Litigation
Schedule 5.10       -       Employee Benefits
Schedule 5.13       -       Existing Defaults
Schedule 5.19       -       Subsidiaries
Schedule 5.20       -       Insurance
Schedule 5.21       -       Environmental Matters
Schedule 5.23       -       Employment Contracts
Schedule 5.25       -       Ownership
Schedule 7.2        -       Existing Indebtedness
Schedule 7.3        -       Liens

                                    EXHIBITS

Exhibit A-1         -       Form of Revolving Note
Exhibit A-2         -       Form of SPA Note
Exhibit B-1         -       Form of Term A Note
Exhibit B-2         -       Form of SPA Term Note
Exhibit C-1         -       Form of Parent Facility Guaranty
Exhibit C-2         -       Form of Subsidiary Facility Guaranty
Exhibit C-3         -       Form of Pledge Agreement
Exhibit C-4         -       Form of Collateral Assignment of Intercompany Notes
Exhibit D           -       Form of Assignment and Acceptance
Exhibit E           -       Form of Compliance Certificate
Exhibit F           -       Form of Collateral Value Certificate
Exhibit G           -       Form of Borrowing Request
Exhibit H           -       Form of Gotham Payment Notice
Exhibit I           -       Form of Separation Agreement Payment Notice

                              LIST OF DEFINED TERMS

                                                                                                                        Page No.
                                                                                                                        --------
Administrative Agent.............................................................................................           2
Advance Notice...................................................................................................           2
Affiliate........................................................................................................           2
Aggregate Revolving Credit Exposure..............................................................................           2
Agreement........................................................................................................           2
Alpha Trust......................................................................................................           3
applicable law...................................................................................................          73
Applicable Margin................................................................................................           3
Applicable Percentage............................................................................................           3
Assignment and Acceptance........................................................................................          68
Bankruptcy.......................................................................................................          59
Bankruptcy Code..................................................................................................          59
Base Rate........................................................................................................          22
Base Rate Loan...................................................................................................           3
Benchmark Collateral Value.......................................................................................           3
Benchmark Collateral Value Deficiency............................................................................           3
Borrower.........................................................................................................           1
Borrowing........................................................................................................           3
Borrowing Request................................................................................................           3
Brookwood........................................................................................................           3
Brookwood Disposition............................................................................................           4
Brookwood Funded Indebtedness....................................................................................           4
Business Day.....................................................................................................           4
Capital Adequacy.................................................................................................          31
Capital Expenditures.............................................................................................           4
Capital Lease Obligations........................................................................................           4
CERCLA...........................................................................................................           6
Change of Control................................................................................................           4
Closing Date.....................................................................................................           4
Closing Transactions.............................................................................................           4
Code.............................................................................................................           5
Collateral.......................................................................................................           5
Collateral Assignment of Intercompany Notes......................................................................           5
Collateral Value Certificate.....................................................................................          38
Commitment Fee Percentage........................................................................................           5
Commitments......................................................................................................           5
Control..........................................................................................................           5
Controlled.......................................................................................................           5
Controlling......................................................................................................           5
Credit Parties...................................................................................................           5
Current Information..............................................................................................           5
Debt Offering....................................................................................................           5
Debt Service Coverage Ratio......................................................................................           5

Default..........................................................................................................           6
disposal.........................................................................................................           6
disposed.........................................................................................................           6
Dollar...........................................................................................................           6
EBITDA...........................................................................................................           6
Environmental Laws...............................................................................................           6
Epsilon Trust....................................................................................................           6
Equity...........................................................................................................           7
Equity Contribution..............................................................................................           7
ERISA............................................................................................................           7
ERISA Affiliate..................................................................................................           7
ERISA Termination Event..........................................................................................           7
Eurodollar Loan..................................................................................................           7
Eurodollar Rate..................................................................................................           7
Event of Default.................................................................................................          58
Excess Prepaid Amount............................................................................................          27
Excluded Taxes...................................................................................................           8
Existing Credit Agreement........................................................................................           1
Existing Revolving Credit Loans..................................................................................           1
Existing Term Loans..............................................................................................           1
Facilities.......................................................................................................          72
Federal Funds Effective Rate.....................................................................................           8
Financial Statements.............................................................................................           8
Financing Documents..............................................................................................           8
Financing Parties................................................................................................          73
First Bank.......................................................................................................           1
Fiscal Quarter...................................................................................................           9
Fiscal Year......................................................................................................           9
Foreign Lender...................................................................................................           9
Funded Indebtedness..............................................................................................           9
GAAP.............................................................................................................           9
Gotham Judgment..................................................................................................           9
Gotham Litigation................................................................................................           9
Gotham Litigation Payment........................................................................................           9
Gotham Litigation Payment Date...................................................................................           9
Gotham Payment Notice............................................................................................          37
Governmental Authority...........................................................................................           9
Governmental Requirement.........................................................................................           9
Hallwood Realty..................................................................................................          10
hazardous substance..............................................................................................           6
HCRE.............................................................................................................          10
HECO.............................................................................................................          10
HECO Disposition.................................................................................................          10
herein...........................................................................................................          19
hereof...........................................................................................................          19
hereunder........................................................................................................          19

Highest Lawful Rate..............................................................................................          10
HRY..............................................................................................................          10
HSC Financial....................................................................................................          10
Indebtedness.....................................................................................................          10
Indemnified Taxes................................................................................................          11
Information......................................................................................................          72
Interest Expense.................................................................................................          11
Interest Period..................................................................................................          11
laws applicable to any Financing Party...........................................................................          73
Lender...........................................................................................................           1
Lender Indebtedness..............................................................................................          11
Lenders..........................................................................................................           1
Lending Office...................................................................................................          11
Lien.............................................................................................................          11
Loan.............................................................................................................          12
Loans............................................................................................................          12
Margin Stock.....................................................................................................          12
Marketable Equity................................................................................................          12
Material Adverse Effect..........................................................................................          12
Material Provision...............................................................................................          60
measurement date.................................................................................................          15
Monthly Date.....................................................................................................          12
Net Cash Flow....................................................................................................          12
Net Cash Proceeds................................................................................................          12
Non-recourse Indebtedness........................................................................................          12
Note.............................................................................................................          12
Notes............................................................................................................          12
oil..............................................................................................................           6
OPA..............................................................................................................           6
Other Taxes......................................................................................................          12
Parent...........................................................................................................           1
Parent Intercompany Notes........................................................................................          13
Payment Office...................................................................................................          13
PBGC.............................................................................................................          13
Person...........................................................................................................          13
Plan.............................................................................................................          13
Pledge Agreement.................................................................................................          13
Prime Rate.......................................................................................................          14
Property.........................................................................................................          14
Quarterly Dates..................................................................................................          14
RCRA.............................................................................................................           6
RE Disposition...................................................................................................          14
Regulation D.....................................................................................................          14
Regulations U and X..............................................................................................          14
release..........................................................................................................           6
Required Lenders.................................................................................................          14

Responsible Officer..............................................................................................          14
Restricted Payment...............................................................................................          15
Restricted Payment Limit.........................................................................................          15
Revolving Credit Commitment......................................................................................          20
Revolving Credit Exposure........................................................................................          15
Revolving Credit Loan............................................................................................          15
Revolving Credit Loans...........................................................................................          15
Revolving Credit Maturity Date...................................................................................          15
Revolving Credit Percentage......................................................................................          15
Revolving Loan...................................................................................................          19
Revolving Note...................................................................................................          15
Rolling Period...................................................................................................          15
Security Instruments.............................................................................................          15
Senior Leverage Ratio............................................................................................          16
Separation Agreement.............................................................................................          16
Separation Agreement Payment.....................................................................................          16
Separation Agreement Payment Date................................................................................          16
Separation Agreement Payment Notice..............................................................................          37
Series B Preferred Stock.........................................................................................          16
solid waste......................................................................................................           6
Solvent..........................................................................................................          16
SPA Credit Exposure..............................................................................................          16
SPA Loan.........................................................................................................           1
SPA Loan Commitment..............................................................................................          20
SPA Loan Commitments.............................................................................................          20
SPA Loan Percentage..............................................................................................          17
SPA Note.........................................................................................................          17
SPA Term Loan....................................................................................................           1
SPA Term Loan Commitment.........................................................................................          20
SPA Term Loan Commitments........................................................................................          20
SPA Term Loan Maturity Date......................................................................................          17
SPA Term Loan Percentage.........................................................................................          17
SPA Term Loan Prepayment Horizon.................................................................................          26
SPA Term Loan Rate...............................................................................................          17
SPA Term Note....................................................................................................          17
Statutory Reserves...............................................................................................          17
Subordinated Debentures..........................................................................................          18
Subordinated Debentures Indenture................................................................................          18
Subordinated Debentures Trustee..................................................................................          18
Subsidiary.......................................................................................................          18
Subsidiary Facility Guaranty.....................................................................................          18
Subsidiary Guarantor.............................................................................................          18
Subsidiary Guarantors............................................................................................          18
Taxes............................................................................................................          18
Term A Loan......................................................................................................          19
Term A Loan Commitment...........................................................................................          20

Term A Loan Commitments..........................................................................................          20
Term A Loan Maturity Date........................................................................................          18
Term A Loan Percentage...........................................................................................          18
Term A Loan Rate.................................................................................................          18
Term A Note......................................................................................................          18
Term Loan........................................................................................................          19
Term Loans.......................................................................................................          19
threatened release...............................................................................................          .6
Transactions.....................................................................................................          19
Transferee.......................................................................................................          70
Type.............................................................................................................          19
UCC..............................................................................................................          19

                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDED AND RESTATED CREDIT AGREEMENT (this "AGREEMENT") is made and entered into as of this 28th day of July, 2003, among HWG, LLC, a Delaware limited liability company (the "BORROWER"), THE HALLWOOD GROUP INCORPORATED, a Delaware corporation ("PARENT"), FIRST BANK (D/B/A FIRST BANK & TRUST), individually as a Lender (in such capacity, "FIRST BANK"), and as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT"), and each of the lenders that is a signatory hereto or which becomes a party hereto as provided in
Section 10.7 (individually, a "LENDER" and, collectively, the "LENDERS").

                                    RECITALS:

         WHEREAS, the Borrower, Parent, the Administrative Agent and First Bank are parties to that certain Credit Agreement dated as of March 21, 2002 (as heretofore amended, the "EXISTING CREDIT AGREEMENT"), pursuant to which First Bank extended certain financing to the Borrower in accordance with the terms and conditions set forth therein; and

         WHEREAS, the parties hereto desire to amend and restate the Existing Credit Agreement in its entirety in the form of this Agreement, and the Borrower desires to (i) refinance the existing Term Loan under, and as defined in, the Existing Credit Agreement (herein, the "EXISTING TERM LOAN") with the proceeds of the Term A Loan (as herein defined), (ii) refinance the existing Revolving Credit Loans under, and as defined in, the Existing Credit Agreement (herein, the "EXISTING REVOLVING CREDIT LOANS") with the proceeds of the Revolving Loans (as herein defined), (iii) establish a new special purpose term credit facility in an aggregate principal amount of $3,000,000 (the "SPA TERM LOAN"), and (iv) establish a new special purpose, single advance, credit facility in an aggregate principal amount of $5,000,000 (the "SPA LOAN"); and

         WHEREAS, proceeds of the Revolving Loans will be used solely (i) to refinance the Existing Revolving Credit Loans, (ii) to finance ongoing working capital requirements, and (iii) for general corporate purposes of the Borrower; and

         WHEREAS, proceeds of the Term A Loan will be used on the Closing Date (as herein defined) solely to refinance the Existing Term Loan; and

         WHEREAS, proceeds of the SPA Term Loan will be used on the Separation Agreement Payment Date solely to make the Separation Agreement Payment (as herein defined); and

         WHEREAS, proceeds of the SPA Loan will be used on the Gotham Litigation Payment Date solely to pay a portion of the Gotham Litigation Payment (as herein defined).

                                   AGREEMENTS:

         In consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, Parent, the Administrative Agent and the Lenders hereby agree that the Existing Credit Agreement is hereby amended and restated in its entirety on (and subject to) the terms and conditions set forth herein. It is the intention of the Borrower, Parent, the Administrative Agent and the Lenders that this Agreement supercede and replace the Existing Credit Agreement in its entirety; provided, that, (a) such amendment and restatement shall operate to renew, amend and modify certain of the rights and obligations of the parties under the Existing Credit Agreement as provided herein, but shall not effect a novation thereof, and (b) the Liens securing the Lender Indebtedness under and as defined in the Existing Credit Agreement shall not be extinguished, but shall be carried forward and shall secure such indebtedness and obligations as renewed, amended, restated and modified. The Borrower, Parent, the Administrative Agent and the Lenders further agree as follows:

                                   ARTICLE 1
                            DEFINITIONS; CONSTRUCTION

         SECTION 1.1 DEFINITIONS. As used herein, the following terms shall have the meanings herein specified (to be equally applicable to both the singular and plural forms of the terms defined). Reference to any party to a Financing Document means that party and its successors and assigns.

                  "ADMINISTRATIVE AGENT" shall mean First Bank (d/b/a First Bank & Trust), acting in the manner and to the extent described in Article 9.

                  "ADVANCE NOTICE" shall mean written or telecopy notice (with telephone confirmation in the case of telecopy notice), which in each case shall be irrevocable, from the Borrower to be received by the Administrative Agent before 10:00 a.m. (Dallas, Texas time), by the number of Business Days in advance of any Borrowing, conversion, continuation or prepayment of any Revolving Credit Loan or Revolving Credit Loans pursuant to this Agreement as respectively indicated below:

                  (a)      Eurodollar Loans - 3 Business Days; and

                  (b)      Base Rate Loans - Same Business Day.

For the purpose of determining the respectively applicable Revolving Credit Loans in the case of the conversion from one Type of Revolving Credit Loan into another, the Revolving Credit Loans into which there is to be a conversion shall control. The Administrative Agent and each Lender are entitled to rely upon and act upon telecopy notice made or purportedly made by the Borrower, and the Borrower hereby waives the right to dispute the authenticity and validity of any such transaction once the Administrative Agent or any Lender has advanced funds, absent manifest error.

                  "AFFILIATE" shall mean, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

                  "AGGREGATE REVOLVING CREDIT EXPOSURE" shall mean the sum of all of the Lenders' Revolving Credit Exposures.

                  "AGREEMENT" shall mean this Amended and Restated Credit Agreement, as amended, modified or supplemented from time to time.

                  "ALPHA TRUST" shall mean Alpha Trust, a trust formed under the laws of the Island of Jersey, Channel Islands.

                  "APPLICABLE MARGIN" shall mean, on any day and with respect to any Revolving Credit Loan, the applicable per annum percentage set forth below:

                  (a)      Eurodollar Loans - 3.250%; and

                  (b)      Base Rate Loans - 0.500%.

                  "APPLICABLE PERCENTAGE" shall mean, with respect to any Lender, such Lender's Revolving Credit Percentage, SPA Loan Percentage, Term A Loan Percentage and/or SPA Term Loan Percentage, as applicable.

                  "ASSIGNMENT AND ACCEPTANCE" shall have the meaning provided in
Section 10.7.

                  "BANKRUPTCY CODE" shall have the meaning provided in Section 8.8.

                  "BASE RATE" shall have the meaning provided in Section 2.5(a).

                  "BASE RATE LOAN" shall mean a Revolving Credit Loan bearing interest at the rate provided in Section 2.5(a).

                  "BENCHMARK COLLATERAL VALUE" shall mean, as of any date of determination, an amount equal to 200% of the then outstanding principal balance of the Loans.

                  "BENCHMARK COLLATERAL VALUE DEFICIENCY" shall mean, as of any date, the amount by which (a) the aggregate value of all Marketable Equity (as reflected in the most recent Collateral Value Certificate delivered by Parent to the Administrative Agent in accordance with Section 4.2 hereof) pledged to the Administrative Agent as security for the Lender Indebtedness is less than (b) the Benchmark Collateral Value.

                  "BORROWER" shall have the meaning set forth in the initial paragraph hereof.

                  "BORROWING" shall mean a borrowing pursuant to the Gotham Payment Notice, a Borrowing Request or a continuation or a conversion pursuant to Section 2.9 consisting, in each case, of the same Type of Revolving Credit Loans having, in the case of Eurodollar Loans, the same Interest Period (except as otherwise provided in Section 2.12 and Section 2.13) and made previously or being made concurrently by all of the Lenders.

                  "BORROWING REQUEST" shall mean a request for a Borrowing pursuant to Section 2.2 substantially in the form attached as Exhibit G.

                  "BROOKWOOD" shall mean Brookwood Companies Incorporated, a Delaware corporation.

                  "BROOKWOOD DISPOSITION" shall mean any sale, assignment, exchange, conveyance, transfer, conversion or other disposition by Parent of all or any part of Brookwood, including any or all of the Equity of Brookwood owned by Parent.

                  "BROOKWOOD FUNDED INDEBTEDNESS" shall mean, as to Brookwood, all Nonrecourse Indebtedness of Brookwood outstanding under a $17,000,000 secured line of credit with Key Bank, N.A.

                  "BUSINESS DAY" shall mean any day excluding Saturday, Sunday and any other day on which banks are required or authorized to close in Dallas, Texas, and, if the applicable Business Day relates to Eurodollar Loans, on which trading is carried on by and between banks in Dollar deposits in the applicable interbank Eurodollar market.

                  "CAPITAL EXPENDITURES" shall mean, for any period, all expenditures (whether paid in cash or accrued as a liability, including the portion of Capital Lease Obligations originally incurred during such period that are capitalized on the consolidated balance sheet of Parent) by Parent and its Subsidiaries during such period, that, in conformity with GAAP, are included in "capital expenditures," "additions to property, plant or equipment" or comparable items in the consolidated financial statements of Parent, but excluding expenditures for the restoration, repair or replacement of any fixed or capital asset that was destroyed or damaged, in whole or in part, in an amount equal to any insurance proceeds received in connection with such destruction or damage.

                  "CAPITAL LEASE OBLIGATIONS" shall mean, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a liability for a capital lease on a balance sheet of such Person and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof.

                  "CHANGE OF CONTROL" shall mean (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) of shares representing more than fifty percent (50%) of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Parent; (b) the occupation of a majority of the seats (other than vacant seats) on the board of directors of Parent by Persons who were neither (i) nominated by the board of directors of Parent nor (ii) appointed by directors so nominated;
(c) the acquisition of direct or indirect Control of Parent by any Person or group other than Anthony J. Gumbiner, the Alpha Trust and their Affiliates; (d) the Borrower shall cease to be a wholly owned Subsidiary of Parent; or (e) any of the Subsidiary Guarantors shall cease to be wholly owned Subsidiaries of the Borrower.

                  "CLOSING DATE" shall mean the "as of" date of this Agreement set forth in the first paragraph hereof.

                  "CLOSING TRANSACTIONS" shall mean the transactions to occur on the Closing Date, including, without limitation, (a) the refinancing in full, with the proceeds of the Term A Loan and initial Revolving Loan, of all Lender Indebtedness accrued and outstanding under and as defined in the Existing Credit Agreement as of the Closing Date, and (b) the payment of all fees and expenses of the Administrative Agent then due and payable in connection with the credit facilities provided herein.

                  "CODE" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute.

                  "COLLATERAL" shall mean each Credit Party's Properties described in and subject to the Liens, privileges, priorities and security interests purported to be created by any Security Instrument.

                  "COLLATERAL ASSIGNMENT OF INTERCOMPANY NOTES" shall mean the Amended and Restated Collateral Assignment of Intercompany Notes executed by the Borrower, substantially in the form attached as Exhibit C-4, as amended, modified, renewed or supplemented from time to time, pursuant to which the Borrower shall assign to the Administrative Agent and grant to the Administrative Agent for the ratable benefit of the Lenders a first and prior Lien in and to all rights, titles and interest in and to the Parent Intercompany Notes to secure the Lender Indebtedness.

                  "COMMITMENT FEE PERCENTAGE" shall mean 0.250% per annum.

                  "COMMITMENTS" shall mean, for any Lender, such Lender's Revolving Credit Commitment, SPA Loan Commitment, Term A Loan Commitment, and SPA Term Loan Commitment.

                  "CONTROL" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "CONTROLLING" and "CONTROLLED" shall have the meanings correlative thereto.

                  "CREDIT PARTIES" shall mean, collectively, Parent, the Borrower and the Subsidiary Guarantors.

                  "CURRENT INFORMATION" shall mean, as of any day, the financial statements and other related information for any applicable period most recently required to be delivered to the Lenders pursuant to Section 6.9(a), Section 6.9(b) and Section 6.9(c).

                  "DEBT OFFERING" shall mean the incurrence by any Person of Indebtedness whether or not occurring in connection with the issuance or sale of notes, bonds, debentures or other debt securities; provided, that the incurrence of any Indebtedness by any Person expressly permitted by Section 7.2 hereof will not constitute a Debt Offering for purposes of this Agreement.

                  "DEBT SERVICE COVERAGE RATIO" shall mean, as to Parent and its Subsidiaries on a consolidated basis, determined for the Fiscal Quarter ending on the most recent Quarterly Date as of the date of determination, the ratio of
(a) the sum (1) EBITDA (for the Rolling Period ending on such date) plus (2) all cash proceeds of loans made to Parent or its Subsidiaries by a shareholder of Parent (or an Affiliate of such shareholder) if all repayments of principal and interest with respect to such loans are subordinated to the prior payment in full of all Lender Indebtedness on terms acceptable to the Administrative Agent and the Lenders in their sole discretion, plus (3) distributions actually received by the Borrower from HRY during such Fiscal Quarter with respect to HRY's limited partnership interests and general partnership interests to (b) the sum of (1) scheduled principal payments on Funded Indebtedness (excluding scheduled principal payments on Brookwood Funded Indebtedness) (for the Rolling Period ending on such date) plus (2) Interest Expense (for the Rolling Period ending on such date). The Debt Service Coverage Ratio shall be calculated substantially as set forth on Schedule 1.1(A).

                  "DEFAULT" shall mean an Event of Default or any condition or event which, with notice or lapse of time or both, would constitute an Event of Default.

                  "DOLLAR" and the sign "$" shall mean lawful money of the United States of America.

                  "EBITDA" shall mean, as to any Person, for any period, without duplication, an amount equal to net income determined in accordance with GAAP (provided, that, for purposes of determining net income to derive Net Cash Flow for any period, leasing commissions shall be included in such determination when such commissions are actually received by such Person), plus to the extent deducted from net income, Interest Expense, depreciation, other non-cash expenses (including without limitation accrued but unpaid consulting fees to HSC Financial as provided in Section 7.12 hereof), and income tax expenses.

                  "ENVIRONMENTAL LAWS" shall mean any and all laws, statutes, ordinances, rules, regulations, or orders of any Governmental Authority pertaining to health or the environment in effect in any and all jurisdictions in which Parent or its Subsidiaries are conducting or at any time have conducted business, or where any Property of Parent or its Subsidiaries is located, or where any hazardous substances generated by or disposed of by Parent or its Subsidiaries or are located, including, but not limited to, the Oil Pollution Act of 1990 ("OPA"), the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, and other environmental conservation or protection laws. The term "OIL" shall have the meaning specified in OPA; the terms "HAZARDOUS SUBSTANCE," "RELEASE" and "THREATENED RELEASE" have the meanings specified in CERCLA, and the terms "SOLID WASTE" and "DISPOSAL" (or "DISPOSED") have the meanings specified in RCRA; provided, however, in the event either CERCLA or RCRA is amended so as to change the meaning of any term defined thereby, such changed meaning shall apply subsequent to the effective date of such amendment; and provided, further, that, to the extent the laws of the state in which any Property of Parent or its Subsidiaries or is located establish a meaning for "oil," "hazardous substance," "release," "solid waste" or "disposal" which is broader than that specified in either OPA, CERCLA or RCRA, such broader meaning shall apply.

                  "EPSILON TRUST" shall mean Epsilon Trust, a trust formed under the laws of the Island of Jersey, Channel Islands.

                  "EQUITY" shall mean shares of capital stock or a partnership, profits, capital or member interest, or options, warrants or any other right to subscribe for or otherwise acquire the capital stock or a partnership, profits, capital or member interest, of Parent, the Borrower, or their Subsidiaries.

                  "EQUITY CONTRIBUTION" shall mean any contribution to the equity capital of any Credit Party by any Person other than Parent or its Subsidiaries, whether or not occurring in connection with the issuance or sale of Equity securities by any such Credit Party.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and any successor statute.

                  "ERISA AFFILIATE" shall mean each trade or business (whether or not incorporated) which together with Parent or a Subsidiary of Parent would be deemed to be a "single employer" within the meaning of Section 4001(b)(1) of ERISA or Subsections 414(b), (c), (m) or (o) of the Code.

                  "ERISA TERMINATION EVENT" shall mean (a) a "Reportable Event" described in Section 4043 of ERISA and the regulations issued thereunder (other than a "Reportable Event" not subject to the provision for 30-day notice to the PBGC under Subsections .14, .18, .19 or .20 of Part 2615 of the PBGC regulations), (b) the withdrawal of Parent, a Subsidiary of Parent or any ERISA Affiliate from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (c) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041(c) of ERISA, (d) the institution of proceedings to terminate a Plan by the PBGC, or (e) any other event or condition which could reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

                  "EURODOLLAR LOAN" shall mean a Revolving Credit Loan bearing interest at the rate provided in Section 2.5(b).

                  "EURODOLLAR RATE" shall mean, with respect to any Borrowing of Eurodollar Loans for any Interest Period, the product of (a)(1) the rate per annum (rounded upward, if necessary, to the next higher 1/16 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 10:00 a.m. (London time) two Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Eurodollar Loan to which such Interest Period is to apply and for a period of time comparable to such Interest Period, or (2) if the rate in clause (1) of this definition is not available for any reason, the rate per annum determined by the Administrative Agent (rounded upward, if necessary, to the next higher 1/16 of 1%) at which deposits in Dollars are offered to the Administrative Agent by first class banks in the London interbank market at approximately 10:00 a.m. (London time) two Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Eurodollar Loan to which such Interest Period is to apply and for a period of time comparable to such Interest Period, times (b) Statutory Reserves.

                  "EVENT OF DEFAULT" shall have the meaning provided in Article
8.

                  "EXCLUDED TAXES" means, with respect to the Administrative Agent, any Lender, or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located, and (c) in the case of a Foreign Lender any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.18(f), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to
Section 2.18(a).

                  "EXISTING REVOLVING CREDIT LOANS" shall have the meaning set forth in the second recital hereof.

                  "EXISTING TERM LOAN" shall have the meaning set forth in the second recital hereof.

                  "FACILITIES" shall have the meaning set forth in Section 10.12(b).

                  "FEDERAL FUNDS EFFECTIVE RATE" shall mean, for any day, the per annum rate equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "FINANCIAL STATEMENTS" shall mean, collectively, (i) the audited consolidated financial statements of Parent for the twelve month period ended December 31, 2002, and (ii) the unaudited consolidated financial statements of Parent for the Fiscal Quarter ended March 31, 2003.

                  "FINANCING DOCUMENTS" shall mean this Agreement, the Revolving Credit Notes, the Term Notes, the Security Instruments, the Borrowing Requests, the Gotham Payment Notice, the Separation Agreement Payment Notice, and the other documents, instruments or agreements described in Section 3.1, , and
Section 3.4, together with any other document, instrument or agreement now or hereafter entered into in connection with the Loans, the Lender Indebtedness or the Collateral, as such documents, instruments or agreements may be amended, modified or supplemented from time to time.

                  "FINANCING PARTIES" shall have the meaning set forth in
Section 10.13.

                  "FIRST BANK" shall have the meaning set forth in the initial paragraph hereof.

                  "FISCAL QUARTER" shall mean the three (3) month periods ending on the last day of each March, June, September and December of each Fiscal Year.

                  "FISCAL YEAR" shall mean a twelve (12) month period ending on December 31st of each year.

                  "FOREIGN LENDER" means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

                  "FUNDED INDEBTEDNESS" shall mean, as to any Person, without duplication, all Indebtedness for borrowed money, all obligations evidenced by bonds, debentures, notes, or other similar instruments, all Capital Lease Obligations, and all guaranties of Funded Indebtedness of other Persons.

                  "GAAP" shall mean generally accepted accounting principles as applied in accordance with Section 1.2.

                  "GOTHAM JUDGMENT" shall mean that judgment for $2,988,777 plus pre-judgment interest entered on July 8, 2003, in the Gotham Litigation. As of the Closing Date approximately $6,755,000 is owed in connection with the Gotham Litigation, consisting of such $2,988,777 amount plus pre-judgment interest of approximately $3,766,223.

                  "GOTHAM LITIGATION" shall mean that certain cause of action styled Gotham Partners, L.P. v. Hallwood Realty Partners, L.P., Hallwood Realty Corporation, The Hallwood Group Incorporated, Anthony J. Gumbiner and William L. Guzzetti, Civil Action No. 15754 in the Court of Chancery of the State of Delaware, New Castle County.

                  "GOTHAM LITIGATION PAYMENT" shall mean the payment in full of the Gotham Judgment, a portion of which payment shall be made with the proceeds of the SPA Loan.

                  "GOTHAM LITIGATION PAYMENT DATE" shall mean any Business Day after the Closing Date but prior to August 26, 2003, on which the Gotham Litigation Payment is made, which date shall be expressly set forth in the Gotham Payment Notice as the "Gotham Litigation Payment Date".

                  "GOTHAM PAYMENT NOTICE" shall have the meaning assigned to such term in .

                  "GOVERNMENTAL AUTHORITY" shall mean any (domestic or foreign) federal, state, province, county, city, municipal or other political subdivision or government, department, commission, board, bureau, court, agency or any other instrumentality of any of them, which exercises jurisdiction over Parent or its Subsidiaries, or any Property (including, but not limited to, the use and/or sale thereof) of Parent or its Subsidiaries, or any Plan.

                  "GOVERNMENTAL REQUIREMENT" shall mean any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other direction or requirement (including but not limited to any of the foregoing which relate to Environmental Laws, energy regulations and occupational, safety and health standards or controls) of any Governmental Authority.

                  "HALLWOOD REALTY" shall mean Hallwood Realty, LLC, a Delaware limited liability company.

                  "HCRE" shall mean Hallwood Commercial Real Estate, LLC, a Delaware limited liability company.

                  "HECO" shall mean Hallwood Energy Corporation, a Delaware corporation.

                  "HECO DISPOSITION" shall mean any sale, assignment, exchange, conveyance, transfer, conversion or other disposition by Parent of all or any part of HECO, including any or all of the Equity of HECO owned by Parent.

                  "HIGHEST LAWFUL RATE" shall mean, with respect to each Lender, the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Notes or on other Lender Indebtedness, as the case may be, owed to it under the law of any jurisdiction whose laws may be mandatorily applicable to such Lender notwithstanding other provisions of this Agreement, or law of the United States of America applicable to such Lender and the Transactions, which would permit such Lender to contract for, charge, take, reserve or receive a greater amount of interest than under such jurisdiction's law.

                  "HRY" shall mean Hallwood Realty Partners, L.P., a Delaware limited partnership.

                  "HSC FINANCIAL" shall mean HSC Financial Corporation, a Liberian corporation.

                  "INDEBTEDNESS" of any Person shall mean:

                           (A) all obligations of such Person for borrowed money and obligations evidenced by bonds, debentures, notes or other similar instruments;

                           (B) all obligations of such Person (whether contingent or otherwise) in respect of bankers' acceptances, letters of credit, surety or other bonds and similar instruments;

                           (C) all obligations of such Person to pay the deferred purchase price of Property or services (other than for borrowed money);

                           (D) all Capital Lease Obligations in respect of which such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person otherwise assures a creditor against loss;

                           (E) all guaranties (direct or indirect), and other contingent obligations of such Person in respect of, or obligations to purchase or otherwise acquire or to assure payment of, Indebtedness of other Persons;

                           (F) Indebtedness of others secured by any Lien upon Property owned by such Person, whether or not assumed;

                           (G) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or financial covenants of other Persons; and

                           (H) all obligations to deliver goods or services in consideration of advance payments, excluding such obligations incurred in the ordinary course of business as conducted by any Credit Party as of the Closing Date.

                  "INDEMNIFIED TAXES" shall mean Taxes other than Excluded
Taxes.

                  "INTEREST EXPENSE" shall mean, as to Parent and its Subsidiaries on a consolidated basis and for any period, without duplication, total interest expenses, whether paid or accrued as liabilities (including the interest component of Capital Lease Obligations), with respect to all outstanding Indebtedness, including, without limitation, all commissions, discounts and other fees and charges owed with respect to any financing.

                  "INTEREST PERIOD" shall mean, with respect to each Borrowing of Eurodollar Loans, an interest period complying with the terms and provisions of Section 2.6.

                  "LENDER" shall have the meaning set forth in the initial paragraph hereof.

                  "LENDER INDEBTEDNESS" shall mean any and all amounts owing or to be owing by the Borrower to the Administrative Agent or the Lenders with respect to or in connection with the Loans, the Notes, this Agreement, or any other Financing Document.

                  "LENDING OFFICE" shall mean, for each Lender, the office specified beneath such Lender's name on the signature pages hereof, or in the Assignment and Acceptance pursuant to which it became a Lender, with respect to each Type of Loan, or such other office as such Lender may designate in writing from time to time to Parent, the Borrower, the Subsidiary Guarantors and the Administrative Agent with respect to such Type of Loan.

                  "LIEN" shall mean any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on contract, constitutional, common, or statutory law, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "LIEN" shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, liens and other statutory, constitutional, or common law rights of landlords, leases and other title exceptions and encumbrances affecting Property. For the purposes of this Agreement, any Credit Party shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

                  "LOAN" shall mean the Revolving Loan, the SPA Loan, the Term A Loan or the SPA Term Loan, and "LOANS" shall mean, collectively, the Revolving Loans, the SPA Loans, the Term A Loan and the SPA Term Loan or one or more of them as provided herein.

                  "MARGIN STOCK" shall have the meaning provided in Regulations U and X.

                  "MARKETABLE EQUITY" shall mean the Equity of HRY owned by the Borrower and pledged to the Administrative Agent to secure the Lender Indebtedness pursuant to the terms of the Pledge Agreement.

                  "MATERIAL ADVERSE EFFECT" shall mean any material and adverse effect on (a) the business, operations, assets, liabilities, condition (financial or otherwise), prospects, or results of operations of Parent or any other Credit Party, individually, or Parent and any Subsidiary of Parent, taken as a whole, (b) the ability of the Credit Parties to perform any of their respective obligations under the Notes, this Agreement or the other Financing Documents in accordance with their respective terms, or (c) the rights of, or benefits available to, Lenders under the Notes, this Agreement or the other Financing Documents.

                  "MONTHLY DATE" shall mean the first Business Day of each calendar month.

                  "NET CASH FLOW" shall mean, as to any Person for any period, without duplication, an amount equal to (a) EBITDA for such period, plus (b) in the case of the Borrower, distributions actually received by the Borrower from HRY during such period with respect to HRY's limited partnership units and general partnership interests, plus (c) all cash proceeds of loans made to such Person by a shareholder of Parent (or an Affiliate of such shareholder) if all repayments of principal and interest with respect to such loans are subordinated to the prior payment in full of all Lender Indebtedness on terms acceptable to the Administrative Agent and the Lenders in their sole discretion.

                  "NET CASH PROCEEDS" shall mean the remainder of (a) the gross proceeds received by any Person from any Equity Contribution, Debt Offering, HECO Disposition or Brookwood Disposition, less (b) underwriter discounts and commissions, investment banking fees, legal, accounting and other professional fees and expenses, and other usual and customary transaction costs, in each case only to the extent paid or payable by such Person in cash and related to such Equity Contribution, Debt Offering, HECO Disposition or Brookwood Disposition.

                  "NON-RECOURSE INDEBTEDNESS" shall mean Indebtedness with respect to which neither Parent nor its Subsidiaries has any liability for repayment beyond the assets pledged.

                  "NOTE" shall mean a Revolving Note, a SPA Note, a Term A Note or a SPA Term Note, and "NOTES" shall mean, collectively, the Revolving Notes, the SPA Notes, the Term A Notes and the SPA Term Notes or one or more of them as provided herein.

                  "OTHER TAXES" shall mean any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

                  "PARENT" shall have the meaning set forth in the initial paragraph hereof.

                  "PARENT FACILITY GUARANTY" shall mean that certain Amended and Restated Guaranty executed by Parent substantially in the form of Exhibit C-1, as amended, modified, renewed, supplemented or restated from time to time, pursuant to which Parent guarantees payment and performance in full of the Lender Indebtedness.

                  "PARENT INTERCOMPANY NOTES" shall mean, collectively, (i) that certain demand promissory note dated as of March 21, 2002 executed by Parent as maker and payable to the order of the Borrower as payee in the original principal amount of $3,000,000, (ii) that certain demand promissory note dated as of March 21, 2002 executed by Parent as maker and payable to the order of the Borrower as payee in the original principal amount of $4,000,000, (iii) a demand promissory note dated as of the date hereof in form and substance acceptable to the Administrative Agent executed by Parent as maker and payable to the order of the Borrower as payee in the original principal amount of $3,000,000, and (iv) a demand promissory note dated as of the date hereof in form and substance acceptable to the Administrative Agent executed by Parent as maker and payable to the order of the Borrower as payee in the original principal amount of $5,000,000.

                  "PARTICIPANT" shall have the meaning set forth in Section 10.17(e).

                  "PAYMENT OFFICE" shall mean the Administrative Agent's office located at 2101 Gateway Drive, Irving, Texas 75038, Attention: Steve D. Israel (or such other office or individual as the Administrative Agent may hereafter designate in writing to the other parties hereto).

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor thereto.

                  "PERSON" shall mean any individual, partnership, firm, corporation, limited liability company (including, but not limited to each Credit Party), association, joint venture, trust or other entity, or any government or political subdivision or agency, department or instrumentality thereof; provided, however, for the purpose of the definition of "Change of Control," "Person" shall mean a "person" or group of persons within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended.

                  "PLAN" shall mean any employee pension benefit plan, as defined in Section 3(2) of ERISA (including, but not limited to, an employee pension benefit plan, such as a foreign plan, which is not subject to the provisions of ERISA), which (a) is currently or hereafter sponsored, maintained or contributed to by Parent, a Subsidiary of Parent or an ERISA Affiliate, or
(b) was at any time during the six (6) preceding Fiscal Years sponsored, maintained or contributed to by Parent, a Subsidiary of Parent or an ERISA Affiliate.

                  "PLEDGE AGREEMENT" shall mean the Amended and Restated Pledge Agreement executed by the Borrower, substantially in the form attached as Exhibit C-3, as amended, modified, renewed or supplemented from time to time, pursuant to which the Borrower shall pledge to the Administrative Agent, for the ratable benefit of the Lenders, the issued and outstanding Equity owned by the Borrower of HRY described therein to secure the Lender Indebtedness.

                  "PRIME RATE" shall mean the rate which the Administrative Agent announces from time to time as its prime rate, effective as of the date announced as the effective date of any change in such prime rate. Without notice to the Borrower or any other Person, the Prime Rate shall change automatically from time to time as and in the amount by which such prime rate shall fluctuate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Administrative Agent may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

                  "PROPERTY" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                  "QUARTERLY DATES" shall mean the last day of each March, June, September and December in each year.

                  "RE DISPOSITION" shall mean any sale, assignment, exchange, conveyance, transfer, conversion or other disposition by the Borrower of all or any of its Equity or other interests in either Hallwood Realty or HCRE, or any sale, assignment, exchange, conveyance, transfer, conversion or other disposition by either Hallwood Realty or HCRE of all or substantially all of its assets.

                  "REGISTER" shall have the meaning assigned in Section 10.7(c).

                  "REGULATION D", "REGULATIONS U AND X" shall mean, respectively, Regulation D under the Securities Act of 1933, as amended or modified from time to time, and Regulation U and Regulation X of the Board of Governors of the Federal Reserve System, as such regulations are from time to time in effect, and any successor regulations thereto.

                  "REQUIRED LENDERS" shall mean, at any time, the Lenders having 66 2/3% or more of the combined aggregate amount at such time of Term A Loans, SPA Term Loans and the SPA Loan then outstanding, and the Revolving Credit Commitments, or in the case of the termination or expiration of the Revolving Credit Commitments, the aggregate amount of Revolving Loans then outstanding.

                  "RESPONSIBLE OFFICER" shall mean, with respect to any corporation or limited liability company, the chairman of the board, the president, any vice president, the chief executive officer, or the chief operating officer, any authorized member, any authorized manager, or any equivalent officer (regardless of his or her title), and, in respect of financial or accounting matters, the chief financial officer, the vice president of finance, the treasurer, the controller, or any equivalent officer (regardless of his or her title). Unless otherwise specified, all references to a Responsible Officer herein shall mean a Responsible Officer of Parent and the Borrower.

                  "RESTRICTED PAYMENT" shall mean, with respect to any Person, including Parent, the Borrower and the Subsidiary Guarantors, (a) the declaration or payment of dividends on any class of Equity of such Person, (b) any other distribution of assets or property on shares of any class of Equity of such Person, or (c) the redemption, retirement or purchase of any shares of Equity of such Person.

                  "RESTRICTED PAYMENT LIMIT" shall mean, as of any date (the "MEASUREMENT DATE") on and after the Closing Date, the sum of (a) $1,000,000, plus (b) an amount equal to fifty percent (50%) of Parent's consolidated net income determined in accordance with GAAP for the period commencing on March 31, 2003 and ending on the last day of the Fiscal Quarter most recently ended as of the measurement date for which Parent's Current Information has been delivered to the Lenders, plus (c) an amount equal to the aggregate Net Cash Proceeds actually received by Parent from any Equity Contribution consummated from and after the Closing Date until the measurement date.

                  "REVOLVING CREDIT COMMITMENT" shall have the meaning assigned such term in Section 2.1(c).

                  "REVOLVING CREDIT EXPOSURE" shall mean, at any time and as to each Lender, the aggregate principal amount of the Revolving Loans made by such Lender outstanding as of such date.

                  "REVOLVING CREDIT LOANS" shall mean, collectively, Revolving Loans and the SPA Loan, and "REVOLVING CREDIT LOAN" shall mean any one of the foregoing.

                  "REVOLVING CREDIT MATURITY DATE" shall mean May 2, 2005.

                  "REVOLVING CREDIT PERCENTAGE" shall mean, as to any Lender, the percentage of the aggregate Revolving Credit Commitments constituted by its Revolving Credit Commitment (or, if the Revolving Credit Commitments have terminated or expired, the percentage which such Lender's Revolving Credit Exposure at such time constitutes of the Aggregate Revolving Credit Exposure at such time).

                  "REVOLVING LOAN" shall have the meaning set forth in Section 2.1(a).

                  "REVOLVING NOTE" shall mean a promissory note of the Borrower described in Section 2.4(a) payable to any Lender and being substantially in the form of Exhibit A-1, evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from Revolving Loans made by such Lender.

                  "ROLLING PERIOD" shall mean any period of four consecutive Fiscal Quarters.

                  "SECURITY INSTRUMENTS" shall mean the Pledge Agreement, the Parent Facility Guaranty, each Subsidiary Facility Guaranty, the Collateral Assignment of Intercompany Notes and all other agreements or instruments now or hereafter executed and delivered by any Credit Party or any other Person as security for the payment or performance of the Lender Indebtedness, as any of the foregoing may be amended, modified or supplemented.

                  "SENIOR LEVERAGE RATIO" shall mean, as to Parent and its Subsidiaries on a consolidated basis, determined for the Fiscal Quarter ending on the most recent Quarterly Date as of the date of determination, the ratio of
(a) total Indebtedness minus the sum of (1) the amount of net deferred revenue (including scheduled non-compete payments under that certain Non-Competition Agreement dated March 29, 2001 among Pure Resources, Inc., HECO and Parent) as more fully described on Parent's most recent financial statements delivered to the Lender pursuant to Section 6.9, plus (2) Indebtedness evidenced by the Subordinated Debentures, plus (3) Indebtedness evidenced by convertible loans from a shareholder of Parent, plus (4) the carrying value of the Series B Preferred Stock outstanding as of the date of determination, to (b) total stockholder's equity. The Senior Leverage Ratio shall be calculated substantially as set forth on Schedule 1.1(B).

                  "SEPARATION AGREEMENT" shall mean that certain Agreement dated as of May 5, 1999 by and among Parent, Epsilon Trust and Brian M. Troup.

                  "SEPARATION AGREEMENT PAYMENT" shall mean a $3,000,000 payment to be made by the Borrower on behalf of Parent to enable Parent to purchase from Epsilon Trust, pursuant to Section 6.6 of the Separation Agreement, the Section
5.1 Payment (as such term is defined in the Separation Agreement), such payment to be made on the Separation Agreement Payment Date with the proceeds of the SPA Term Loan.

                  "SEPARATION AGREEMENT PAYMENT DATE" shall mean any Business Day after the Closing Date but prior to August 26, 2003, on which the Separation Agreement Payment is made, which date shall be expressly set forth in the Separation Agreement Payment Notice as the "Separation Agreement Payment Date".

                  "SEPARATION AGREEMENT PAYMENT NOTICE" shall have the meaning assigned to such term in .

                  "SERIES B PREFERRED STOCK" shall mean Parent's Series B Preferred Stock.

                  "SOLVENT" shall mean with respect to any Person on a particular date, the condition that, on such date, (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liabilities of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small amount of capital.

                  "SPA CREDIT EXPOSURE" shall mean, at any time and as to each Lender, the aggregate principal amount of the SPA Loan made by such Lender outstanding as of such date.

                  "SPA LOAN" shall have the meaning set forth in the second recital of this Agreement.

                  "SPA LOAN COMMITMENT" shall have the meaning assigned such term in Section 2.1(d).

                  "SPA LOAN PERCENTAGE" shall mean, as to any Lender, (i) at any time prior to the Gotham Litigation Payment Date, the percentage of the aggregate SPA Loan Commitments constituted by its SPA Loan Commitment, and (ii) at any time after the Gotham Litigation Payment Date, the percentage which such Lender's SPA Loans then outstanding constitutes of all SPA Loans then outstanding.

                  "SPA NOTE" shall mean a promissory note of the Borrower described in Section 2.4(a) payable to any Lender and being substantially in the form of Exhibit A-2, evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from SPA Loan made by such Lender.

                  "SPA TERM LOAN" shall have the meaning set forth in the second recital of this Agreement.

                  "SPA TERM LOAN COMMITMENT" shall have the meaning set forth in
Section 2.1(d).

                  "SPA TERM LOAN MATURITY DATE" shall mean May 2, 2005.

                  "SPA TERM LOAN PERCENTAGE" shall mean as to any Lender, (i) at any time prior to the Separation Agreement Payment Date, the percentage of the aggregate SPA Term Loan Commitments constituted by its SPA Term Loan Commitment, and (ii) at any time after the Separation Agreement Payment Date, the percentage which such Lender's SPA Term Loans then outstanding constitutes of all SPA Term Loans then outstanding.

                  "SPA TERM LOAN PREPAYMENT HORIZON" shall have the meaning set forth in Section 2.8(c).

                  "SPA TERM LOAN RATE" shall mean a fixed rate of 6.00% per annum.

                  "SPA TERM NOTE" shall mean a promissory note of the Borrower described in Section 2.4(b) payable to any Lender and being substantially in the form of Exhibit B-2, evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from the SPA Term Loans made by such Lender.

                  "STATUTORY RESERVES" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum applicable reserve percentages, including any marginal, special, emergency or supplemental reserves (expressed as a decimal) established by the Board of Governors of the Federal Reserve System and any other banking authority to which the Lenders are subject for the Eurocurrency Liabilities (as defined in Regulation D) or any other category of deposits or liabilities by reference to which the Eurodollar Rate is determined. Such reserve percentages shall include those imposed pursuant to Regulation D. Eurodollar Loans shall be deemed to constitute Eurocurrency Liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

                  "SUBORDINATED DEBENTURES" shall mean Parent's 10% Collateralized Subordinated Debentures due July 31, 2005.

                  "SUBORDINATED DEBENTURES INDENTURE" shall mean that certain Indenture dated as of August 31, 1998 by and between the Subordinated Debentures Trustee and Parent with respect to the Subordinated Debentures, as such agreement may be amended or modified and in effect from time to time.

                  "SUBORDINATED DEBENTURES TRUSTEE" shall mean Bank One, NA, as trustee under the Subordinated Debentures Indenture, or any duly appointed and acting successor thereof.

                  "SUBSIDIARY" of any Person shall mean a corporation, limited liability company, partnership or other entity of which a majority of the outstanding shares of stock or other equity or ownership interests of each class having ordinary voting power is owned by such Person, by one or more Subsidiaries of such Person, or by such Person and one or more of its Subsidiaries.

                  "SUBSIDIARY FACILITY GUARANTY" shall mean any Guaranty executed by any Subsidiary Guarantor, substantially in the form of Exhibit C-1, as amended, modified, renewed, supplemented or restated from time to time, pursuant to which any such Subsidiary Guarantor, as applicable, guarantees payment and performance in full of the Lender Indebtedness.

                  "SUBSIDIARY GUARANTORS" shall mean Hallwood Realty, HCRE and any current or future Subsidiary of any Credit Party that shall from time to time execute a Subsidiary Facility Guaranty, and "SUBSIDIARY GUARANTOR" shall mean any one of the foregoing.

                  "TAXES" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

                  "TERM A LOAN" shall have the meaning assigned such term in
Section 2.1(a)(1).

                  "TERM A LOAN COMMITMENT" shall have the meaning set forth in
Section 2.1(d).

                  "TERM A LOAN MATURITY DATE" shall mean April 1, 2005.

                  "TERM A LOAN PERCENTAGE" shall mean as to any Lender, at any time after the Closing Date, the percentage which such Lender's Term A Loans then outstanding constitutes of all Term A Loans then outstanding.

                  "TERM A LOAN RATE" shall mean a fixed rate of 7.00% per annum.

                  "TERM A NOTE" shall mean a promissory note of the Borrower described in Section 2.4(b) payable to any Lender and being substantially in the form of Exhibit B-1, evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from the Term A Loans made by such Lender.

                  "TERM LOANS" shall mean, collectively, the Term A Loan and the SPA Term Loan, and "TERM LOAN" shall mean any one of the foregoing.

                  "TRANSACTIONS" shall mean the transactions provided for in and contemplated by this Agreement and the other Financing Documents.

                  "TRANSFEREE" shall have the meaning set forth in Section 10.7(h).

                  "TYPE" of Revolving Credit Loan shall mean a Base Rate Loan or Eurodollar Loan.

                  "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the State of Texas or, where applicable as to specific Collateral, any other relevant state.

         SECTION 1.2 ACCOUNTING TERMS AND DETERMINATIONS. Unless otherwise defined or specified herein, all accounting terms shall be construed herein, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP applied on a basis consistent with the Financial Statements.

         SECTION 1.3 OTHER DEFINITIONAL TERMS. The words "HEREOF," "HEREIN" and "HEREUNDER" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, schedule, exhibit and like references are to this Agreement unless otherwise specified.

                                   ARTICLE 2
                            AMOUNT AND TERMS OF LOANS

         SECTION 2.1       LOANS AND COMMITMENTS.

                  (a) LOANS. Subject to the terms and conditions and relying on the representations and warranties contained herein, each Lender severally agrees to make, on the Closing Date, a term loan pursuant to its Term A Loan Commitment (each a "TERM A LOAN") to the Borrower; each Lender severally agrees to make, on the Separation Agreement Payment Date, an SPA Term Loan pursuant to its SPA Term Loan Commitment to the Borrower; (3) on any Business Day from and after the Closing Date, but prior to the Revolving Credit Maturity Date, each Lender severally agrees to make revolving credit loans (each a "REVOLVING LOAN") pursuant to its Revolving Credit Commitment to the Borrower; and (4) each Lender severally agrees to make, on the Gotham Litigation Payment Date, an SPA Loan pursuant to its SPA Loan Commitment to the Borrower. Any Term A Loan, SPA Term Loan or SPA Loan, as the case may be, that is repaid or prepaid may not be reborrowed.

                  (b) TYPES OF REVOLVING CREDIT LOANS. The Revolving Credit Loans made pursuant hereto by each Lender shall, at the option of the Borrower, be either Base Rate Loans or Eurodollar Loans and may be continued or converted pursuant to Section 2.9; provided, that, except as otherwise specifically provided herein, all Revolving Credit Loans made pursuant to the same Borrowing shall be of the same Type.

                  (c) REVOLVING CREDIT COMMITMENTS. Each Lender's Revolving Credit Exposure shall not exceed at any one time the amount set forth opposite such Lender's name on Annex I under the caption "Revolving Credit Commitment" (as the same may be modified pursuant to Section 10.7, its "REVOLVING CREDIT COMMITMENT," and collectively for all Lenders, the "REVOLVING CREDIT COMMITMENTS);" provided, however, that the aggregate principal amount of all Revolving Loans at any one time outstanding shall not exceed the aggregate Revolving Credit Commitments in effect at such time. There may be more than one Borrowing with respect to Revolving Loans on any day. Within the foregoing limits and subject to the conditions set out in Article 3, the Borrower may obtain Borrowings of Revolving Loans, repay or prepay such Revolving Loans, and reborrow such Revolving Loans.

                  (d) TERM AND SPA LOAN COMMITMENTS. The Term A Loans, SPA Term Loans and SPA Loans made pursuant hereto by each Lender shall not exceed in the aggregate principal amount outstanding the amount set forth opposite such Lender's name on Annex I under the caption "Term A Loan Commitment," "SPA Term Loan Commitment" or "SPA Loan Commitment," respectively (its "TERM A LOAN COMMITMENT," "SPA TERM LOAN COMMITMENT" and "SPA LOAN COMMITMENT," respectively, and collectively for all Lenders, the "TERM A LOAN COMMITMENTS," "SPA TERM LOAN COMMITMENTS and "SPA LOAN COMMITMENTS," respectively).

                  (e) AMOUNTS OF BORROWINGS, ETC. The aggregate principal amount of each Borrowing (1) of Eurodollar Loans shall be not less than $500,000 and shall be in an integral multiple of $100,000, and (2) of Base Rate Loans hereunder shall be not less than $250,000 and shall be in an integral multiple $100,000, except that any Borrowing of Revolving Loans that are Base Rate Loans may be in the aggregate amount of the unused aggregate Revolving Credit Commitments, in effect at such time. Borrowings of more than one Type may be outstanding at the same time; provided, however, that the Borrower shall not be entitled to request any Borrowing that, if made, would result in an aggregate of more than five separate Borrowings of Eurodollar Loans being outstanding at any one time. For purposes of the foregoing, Borrowings having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings.

         SECTION 2.2       BORROWING REQUESTS.

                  (a) BORROWING REQUESTS. Whenever the Borrower desires to make a Borrowing of Revolving Loans hereunder, it shall give Advance Notice in the form of a Borrowing Request, specifying, subject to the provisions hereof,
(1) the aggregate principal amount of the Revolving Loans to be made pursuant to such Borrowing, (2) the date of Borrowing (which shall be a Business Day), (3) whether the Revolving Loans being made pursuant to such Borrowing are to be Base Rate Loans or Eurodollar Loans, and (4) in the case of Eurodollar Loans, the Interest Period to be applicable thereto.

                  (b) NOTICE BY ADMINISTRATIVE AGENT. The Administrative Agent shall promptly give each Lender telecopy or telephonic notice (and, in the case of telephonic notices, confirmed by telecopy or otherwise in writing) of the proposed Borrowing, of such Lender's Applicable Percentage thereof and of the other matters covered by the Advance Notice. The

Borrower hereby waives the right to dispute the Administrative Agent's record of the terms of such telephonic notice, absent manifest error.

         SECTION 2.3       DISBURSEMENT OF FUNDS.

                  (a) AVAILABILITY. No later than 11:00 a.m. (Dallas, Texas time) on the date of each Borrowing, each Lender will make available to the Administrative Agent such Lender's Applicable Percentage of the aggregate amount (if any) by which the principal amount of the Borrowing requested to be made on such date by such Lender exceeds the principal amount of Loans (if any) of such Lender maturing on such date, in Dollars and in immediately available funds at the Payment Office. The Administrative Agent will make available to the Borrower at the Payment Office the aggregate of the amounts (if any) so made available by the Lenders by either (1) depositing such amounts, in immediately available funds, to an account of the Borrower at the Administrative Agent designated by the Borrower for such purpose, or (2)disbursing such amounts in accordance with such other lawful instructions of the Borrower as the Borrower shall specify in writing to the Administrative Agent. To the extent that Revolving Credit Loans mature or are otherwise due and owing on the date of a requested Borrowing of Revolving Credit Loans, the Lenders shall apply the proceeds of the Revolving Credit Loans then being made, to the extent thereof, to the repayment of such maturing and applicable Revolving Credit Loans, such Revolving Credit Loans and repayments intended to be a contemporaneous exchange.

                  (b) FUNDS TO THE ADMINISTRATIVE AGENT. Unless the Administrative Agent shall have been notified by any Lender prior to the date of a Borrowing that such Lender does not intend to make available to the Administrative Agent such Lender's Applicable Percentage of the Borrowing to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date, and the Administrative Agent may make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender on the date of a Borrowing, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest at the Federal Funds Effective Rate. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefore, the Administrative Agent shall promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Administrative Agent together with interest at the rate specified for the Borrowing which includes such amount paid. Nothing in this Section 2.3(b) shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any default by such Lender hereunder.

                  (c) LENDERS' RESPONSIBILITIES. No Lender shall be responsible for any default by any other Lender in its obligation to make Loans hereunder, and each Lender shall be obligated to make only such Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fulfill its Commitment hereunder.

         SECTION 2.4       NOTES AND AMORTIZATION.

                  (a) REVOLVING AND SPA NOTES. The Borrower's obligation to pay the principal of, and interest on, the Revolving Loans and SPA Loan made by each Lender shall be further evidenced by the Borrower's issuance, execution and delivery of a Revolving Note and SPA Note, respectively, payable to the order of each such Lender in the amount of such Lender's Revolving Credit Commitment and SPA Loan Commitment, respectively (if, with respect to the SPA Loan Commitment, issued prior to the Gotham Litigation Payment Date, or in the principal amount of such Lender's SPA Loans if issued after the Gotham Litigation Payment Date), and shall be dated as of the date of issuance of such Revolving Note and SPA Note, respectively. The principal amount of each Revolving Note and SPA Note shall be payable on or before the Revolving Credit Maturity Date.

                  (b) TERM NOTES AND AMORTIZATION. The Borrower's obligation to pay the principal of, and interest on, the Term A Loans and SPA Term Loans maintained outstanding by each Lender shall be further evidenced by the Borrower's issuance, execution and delivery of a Term A Note and SPA Term Note, respectively, payable to the order of each such Lender in the amount of such Lender's Term A Loan Commitment (if issued prior to the Closing Date) and SPA Term Loan Commitment (if issued prior to the Separation Agreement Payment
Date), respectively, or in the principal amount of such Lender's Term A Loans (if issued after the Closing Date) and SPA Term Loans (if issued after the Separation Agreement Payment Date), respectively (if issued after the Closing
Date), and dated as of the date of issuance of such Term A Note and SPA Term Note, respectively. The aggregate principal amount of the Term A Notes applicable to the aggregate Term A Loans of all Lenders shall be payable in monthly installments of principal and interest in the amount of $92,631.29 each, and the aggregate principal amount of the SPA Term Notes applicable to the aggregate SPA Term Loans of all Lenders shall be payable in monthly installments of principal and interest in the amount of $48,365.00 each. Each such installment shall be applied first to accrued but unpaid interest on the Term A Loans and the SPA Term Loans, as applicable, and then to principal on the Term A Loans and the SPA Term Loans, as applicable. The first such monthly installment with respect to Term A Loans shall be payable on August 1, 2003, and the first such monthly installments with respect to SPA Term Loans shall be payable on September 1, 2003. The remaining monthly installments with respect to each of the Term A Loans and the SPA Term Loans shall be payable on each Monthly Date after the applicable date set forth in the preceding sentence, with the final installments in the amounts of the aggregate unpaid principal balance on the Term A Loans and the SPA Term Loans, as applicable, then owing, together with all accrued and unpaid interest, being payable on or before the Term A Loan Maturity Date in the case of the Term A Loans and the SPA Term Loan Maturity Date in the case of the SPA Term Loans.

         SECTION 2.5       INTEREST. In all cases subject to Section 10.13:

                  (a) BASE RATE LOANS. Subject to Section 2.5(d), the Borrower agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan from the date thereof until payment in full thereof at a rate per annum which shall be, for any day, equal to the higher of (1) the sum of the Applicable Margin plus the Base Rate in effect on such day, and (2) a fixed rate of 4.25%, but in no event to exceed the Highest Lawful Rate. The term "BASE RATE" shall mean, for any day, the Prime Rate in effect on such day, but in no event to exceed the Highest

Lawful Rate. For purposes of this Agreement, any change in the Base Rate due to a change in the Prime Rate shall be effective as of the opening of business on the effective date of such change in the Prime Rate.

                  (b) EURODOLLAR LOANS. Subject to Section 2.5(d), the Borrower agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan from the date thereof until payment in full thereof at a rate per annum equal to the higher of (1) the sum of the relevant Applicable Margin plus the Eurodollar Rate and (2) a fixed rate of 4.25%, but in no event to exceed the Highest Lawful Rate.

                  (c) TERM LOANS. Subject to Section 2.5(d), the Borrower agrees to pay interest in respect of the unpaid principal amount of each Term Loan from the date thereof until payment in full thereof at a rate per annum which shall be, for any day, equal to the Term A Loan Rate in the case of Term A Loans and the SPA Term Loan Rate in the case of SPA Term Loans, but in no event shall either such rate exceed the Highest Lawful Rate.

                  (d) DEFAULT INTEREST. If the Borrower shall default in the payment of the principal of or interest on any Loan or any other amount becoming due hereunder or under any Financing Document, by acceleration or otherwise, the Borrower shall on demand from time to time pay interest, to the extent permitted by law, on such defaulted amount to but excluding the date of actual payment (after as well as before judgment) at a rate per annum equal to
(1) in the case of any Eurodollar Loan, the rate that would be applicable under
Section 2.5(b) to such Eurodollar Loan plus 4% per annum, (2) in the case of any Term Loan, eleven percent (11%) per annum, and (3) in the case of any other amount, the rate that would be applicable under Section 2.5(a) to a Base Rate Loan plus 4% per annum, but in no event to exceed the Highest Lawful Rate.

                  (e) INTEREST PAYMENT DATES. Interest on each Loan shall accrue from and including the date of such Loan to but excluding the date of payment in full thereof. Interest on each Eurodollar Loan shall be payable on each Monthly Date and the last day of each Interest Period applicable thereto, and on any prepayment (on the amount prepaid), at maturity (whether by acceleration or otherwise) and, after maturity, on demand. Interest on each Term Loan and Base Rate Loan shall be payable on each Monthly Date, commencing on the first of such days to occur after such Loan is made, at maturity (whether by acceleration or otherwise) and, after maturity, on demand.

                  (f) NOTICE BY THE ADMINISTRATIVE AGENT. The Administrative Agent, upon determining the Eurodollar Rate for any Interest Period, shall promptly notify by telecopy or telephone (in the case of telephonic notices, confirmed by telecopy or otherwise in writing) or in writing the Borrower and the Lenders.

         SECTION 2.6 INTEREST PERIODS. In connection with each Borrowing of Eurodollar Loans, the Borrower shall elect an Interest Period to be applicable to such Borrowing, which Interest Period shall begin on and include, as the case may be, the date selected by the Borrower pursuant to Section 2.2(a), the conversion date or the date of expiration of the then current Interest Period applicable thereto, and end on but exclude the date which is either one, two or three months thereafter, as selected by the Borrower; provided, that:

                  (a) BUSINESS DAYS. If any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, further, that if any Interest Period (other than in respect of a Borrowing of Eurodollar Loans the Interest Period of which is expiring pursuant to Section 2.13(b) hereof) would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                  (b) MONTH END. Any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to Section 2.6(c) below, end on the last Business Day of a calendar month;

                  (c) PAYMENT LIMITATIONS. No Interest Period shall extend beyond any date that any principal payment or prepayment is scheduled to be due unless the aggregate principal amount of Borrowings which are Borrowings of Base Rate Loans or which have Interest Periods which will expire on or before such date, less the aggregate amount of any other principal payments or prepayments due during such Interest Period, is equal to or in excess of the amount of such principal payment or prepayment; and

                  (d) MATURITY DATES. No Interest Period shall extend beyond the Revolving Credit Maturity Date.

         SECTION 2.7       REPAYMENT OF LOANS; ACCOUNTS AND REGISTER.

                  (a) LOANS. The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender (1) the then unpaid principal amount of each Revolving Credit Loan of such Lender on the Revolving Credit Maturity Date (or such earlier date on which the Revolving Credit Loans become due and payable pursuant to Article 8), and (2) the amounts specified in Section 2.4(b), on the dates specified in Section 2.4(b) (or such earlier date on which the Term Loans become due and payable pursuant to Article
8). The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in
Section 2.5.

                  (b) LENDER ACCOUNTS. Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing Indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including, without limitation, the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

                  (c) REGISTER. The Administrative Agent shall maintain the Register pursuant to Section 10.7(c), and a subaccount therein for each Lender, in which shall be recorded (1) the amount of each Loan made hereunder, the Type thereof and each Interest Period, if any, applicable thereto, (2) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder, and (3) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's

Applicable Percentage thereof. The entries made in the Register and the accounts of each Lender maintained pursuant to this Section 2.7(c) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to the Borrower by such Lender in accordance with the terms of this Agreement.

         SECTION 2.8       PREPAYMENTS.

                  (a)      MANDATORY PREPAYMENTS.

                           (1) If at any time the Aggregate Revolving Credit Exposure is in excess of the aggregate Revolving Credit Commitments in effect at such time, the Borrower shall immediately pay to the Administrative Agent, for the account of the Lenders, the amount of any such excess to be applied as a prepayment of the Revolving Loans then outstanding.

                           (2) Subject to Section 2.8(a)(6), if at any time Parent becomes obligated to prepay all or part of the Subordinated Debentures, the Borrower shall pay prior to any prepayment of the Subordinated Debentures, all Lender Indebtedness owed by the Borrower in full.

                           (3) If on any date any Credit Party shall receive Net Cash Proceeds from any Debt Offering, such Net Cash Proceeds shall be applied on such date toward the prepayment of the Loans as set forth in Section 2.8(d)(1).

                           (4) If at any time a Benchmark Collateral Value Deficiency shall occur or be in existence, a mandatory prepayment of the Loans shall be due in accordance with the terms of Section 2.8(d)(1) and Section 4.3.

                           (5) Any or all of (a) the Term A Loan Commitment remaining unused after the Closing Date shall automatically terminate at 5:00 p.m. (Dallas, Texas time) on such date, (b) the SPA Term Loan Commitment remaining unused after the Separation Agreement Payment Date shall automatically terminate at 5:00 p.m. (Dallas, Texas time) on such date, and (c) the SPA Loan Commitment remaining unused after the Gotham Litigation Payment Date shall automatically terminate at 5:00 p.m. (Dallas, Texas time) on such date.

                           (6) On the date of consummation of any Brookwood Disposition, the Borrower shall, on the date of such Brookwood Disposition, pay the greater of (A) $3,000,000 or (B) the difference between (i) the Net Cash Proceeds received by any Credit Party from such Brookwood Disposition and (ii) the amount paid (if any) to the holders of the Subordinated Debentures required to satisfy the Indebtedness owed to such holders thereunder in connection with such Brookwood Disposition, toward the prepayment of the Loans as set forth in Section 2.8(d)(2).

                           (7) On the date of consummation of any RE Disposition, the Borrower shall, on the date of such RE Disposition, pay all Lender Indebtedness owed by the Borrower in full.

                           (8) On the date of consummation of any HECO Disposition, the Borrower shall, on the date of such HECO Disposition, pay the greater of (A) $6,000,000 or (B) the Net Cash Proceeds received by any Credit Party from such HECO Disposition toward the prepayment of the Loans as set forth in .

                  (b) VOLUNTARY PREPAYMENTS. The Borrower may, at its option, at any time and from time to time, prepay the Loans, in whole or in part, upon giving five Business Days' prior written notice to the Administrative Agent. Such notice shall specify the date and amount of prepayment and whether the prepayment is (1) of Term A Loans, SPA Term Loans, Revolving Loans or SPA Loans, or a combination thereof, and (2) of Eurodollar Loans, Base Rate Loans or a combination thereof, and, in each case if a combination thereof, the principal amount allocable to each. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender of the contents thereof and of such Lender's Applicable Percentage of such prepayment. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (if a Eurodollar Loan is prepaid other than at the end of the Interest Period applicable thereto) any amounts payable pursuant to Section
2.16 and, in the case of prepayments of the Term Loans only, accrued interest to such date on the amount prepaid. Prepayments of (A) the Term Loans pursuant to this shall be applied in the inverse order of maturity of the remaining scheduled installment payments of the Term A Loans or the SPA Term Loans, as applicable, required pursuant to Section 2.4(b); (B) the Revolving Loans pursuant to this shall be applied to payment of the Revolving Loans then outstanding; and (C) the SPA Loans pursuant to this shall be applied to payment of the SPA Loans then outstanding. Each prepayment of Loans shall be in the minimum principal amount of $500,000 and in integral multiples of $100,000 or in the aggregate principal balance outstanding on the Term A Loans, SPA Term Loans, Revolving Loans or SPA Loans, as applicable.

                  (c) PREPAYMENT PENALTY. In the event that the Term A Loans are prepaid in whole or in part on or prior to the Term A Loan Maturity Date, including, without limitation, pursuant to a mandatory prepayment required by Article 8 hereof, but excluding, however, pursuant to a mandatory prepayment required by Section 2.8 or Section 7.4 hereof, the Borrower shall also pay to the Lenders at the time of such prepayment, a prepayment penalty equal to a percentage of the amount prepaid in accordance with the following schedule:

                                    Penalty as Percentage of
     Time of Prepayment                    Amount Prepaid
------------------------------------------------------------
On or prior to April 1, 2004                    2%
------------------------------------------------------------
Prior to April 1, 2005                          1%
------------------------------------------------------------

In the event that the SPA Term Loans are prepaid in whole or in part on or prior to August 1, 2004 (the "SPA TERM LOAN PREPAYMENT HORIZON"), including, without limitation, pursuant to a mandatory prepayment required by Article 8 hereof, but excluding, however, pursuant to a mandatory prepayment required by Section 2.8 or Section 7.4 hereof, the Borrower shall also pay to the Lenders at the time of such prepayment, a prepayment penalty equal to one percent (1%) of the amount prepaid.

Furthermore, in the event any Credit Party shall (1) receive Net Cash Proceeds from any Equity Contribution, and (2) apply, prior to the Term A Loan Maturity Date in the case of Term A Loans, or prior to the SPA Term Loan Prepayment Horizon, in the case of SPA Term Loans, all or a portion of such Net Cash Proceeds as a prepayment of more than thirty-five percent (35%) of the then outstanding principal balance of the Term A Loans or SPA Term Loans, as the case may be (any portion prepaid in excess of thirty-five percent (35%) of the then outstanding principal balance of the Term A Loans or SPA Term Loans, as the case may be, being referred to herein as an "EXCESS PREPAID AMOUNT"), the Borrower shall also pay to the Lenders at the time of such prepayment, a prepayment penalty equal to a percentage of the Excess Prepaid Amount in accordance with the foregoing provisions.

                  (d)      APPLICATION OF PREPAYMENTS.

                           (1) Amounts to be applied in connection with prepayments made pursuant to Section 2.8(a)(3), Section 2.8(a)(4),
         Section 2.8(a)(8), Section 4.3 or Section 7.4 shall be applied, first, to the prepayment of the Revolving Loans to the extent, if any, that the Aggregate Revolving Credit Exposure exceeds the amount of the aggregate Revolving Credit Commitments in effect at such time, second, to the prepayment of the SPA Loans, third, to the prepayment of the SPA Term Loans in the inverse order of maturity of scheduled installments thereof, and fourth, to the prepayment of Term A Loans in the inverse order of maturity of scheduled installments thereof.

                           (2) Amounts to be applied in connection with prepayments made pursuant to Section 2.8(a)(6) shall be applied, first, to the prepayment of the SPA Loans, second, to the prepayment of the SPA Term Loans in the inverse order of maturity of scheduled installments thereof, third, to the prepayment of the Term A Loans in the inverse order of maturity of scheduled installments hereof, and fourth, to the prepayment of the Revolving Loans to the extent, if any, that the Aggregate Revolving Credit Exposure exceeds the amount of the aggregate Revolving Credit Commitments in effect at such time.

                  (e) NOTICE BY ADMINISTRATIVE AGENT. Upon receipt of a notice of prepayment pursuant to this Section 2.8, the Administrative Agent shall promptly notify each Lender of the contents thereof and of such Lender's ratable share of such prepayment.

         SECTION  2.9      CONTINUATION AND CONVERSION OPTIONS.

                  (a) CONTINUATION. The Borrower may elect to continue all or any part of any Borrowing of Eurodollar Loans beyond the expiration of the then current Interest Period relating thereto by giving Advance Notice (which shall be irrevocable) to the Administrative Agent of such election, specifying the Eurodollar Loans or portion thereof to be continued and the Interest Period therefore. In the absence of such a timely and proper election with regard to Eurodollar

Loans, the Borrower shall be deemed to have elected to convert such Eurodollar Loans to Base Rate Loans pursuant to Section 2.9(d).

                  (b) AMOUNT OF CONTINUATIONS. All or part of any Eurodollar Loans may be continued as provided herein, provided that any continuation of such Eurodollar Loans shall not be (as to each Borrowing of such Eurodollar Loans as continued for an applicable Interest Period) less than $500,000 and shall be in an integral multiple of $100,000.

                  (c) CONTINUATION OR CONVERSION UPON DEFAULT. If no Default shall have occurred and be continuing, each Eurodollar Loan may be continued or converted as provided in this Section 2.9. If a Default shall have occurred and be continuing, the Borrower shall not have the option to elect to continue any such Eurodollar Loan pursuant to Section 2.9(a) or to convert Base Rate Loans to Eurodollar Loans pursuant to Section 2.9(e).

                  (d) CONVERSION TO BASE RATE. The Borrower may elect to convert any Eurodollar Loan on the last day of the then current Interest Period relating thereto to a Base Rate Loan by giving Advance Notice to the Administrative Agent of such election.

                  (e) CONVERSION TO EURODOLLAR RATE. The Borrower may elect to convert any Base Rate Loan at any time or from time to time to a Eurodollar Loan by giving Advance Notice (which shall be irrevocable) to the Administrative Agent of such election, specifying each Interest Period therefor.

                  (f) AMOUNTS OF CONVERSIONS. All or any part of the outstanding Eurodollar Loans may be converted as provided herein, provided that any conversion of such Eurodollar Loans shall not result in a Borrowing of Eurodollar Loans in an amount less than $500,000 and in integral multiples of $100,000.

         SECTION  2.10     FEES.

                  (a) REVOLVING CREDIT COMMITMENTS. The Borrower shall pay to the Administrative Agent for the account of and distribution to each Lender in accordance with its Revolving Credit Percentage a commitment fee for the period commencing on the Closing Date, to and including the Revolving Credit Maturity Date (or such earlier date as the Revolving Credit Commitments shall have been terminated entirely) computed at a rate per annum equal to the Commitment Fee Percentage on the average daily excess amount of the Revolving Credit Commitments over the Revolving Credit Exposure. In addition, the Borrower shall pay to the Administrative Agent for the account of and distribution to each Lender in accordance with its SPA Loan Percentage a commitment fee for the period commencing on the Closing Date, to and including the Gotham Litigation Payment Date computed at a rate per annum equal to the Commitment Fee Percentage on the average daily excess amount of the SPA Loan Commitments over the SPA Credit Exposure. The commitment fees on the Revolving Credit Commitments earned from and after the Closing Date shall be payable in arrears on each Quarterly Date, commencing on the first Quarterly Date to occur after the Closing Date. The commitment fees on the SPA Loan Commitments earned from and after the Closing Date shall be payable in arrears on or before the first Quarterly Date following the Gotham Payment Date.

                  (b) OTHER FEES. On the Closing Date, the Borrower shall pay to First Bank an origination fee in the amount of $40,000.

         SECTION  2.11     PAYMENTS, ETC.

                  (a) WITHOUT SETOFF, ETC. Except as otherwise specifically provided herein, all payments under this Agreement shall be made to the Administrative Agent for the account of the Lenders without defense, set-off or counterclaim to the Administrative Agent not later than 11:00 a.m. Dallas, Texas time on the date when due and shall be made in Dollars in immediately available funds at the Payment Office. The Administrative Agent will promptly thereafter distribute funds in the form received relating to the payment of principal or interest ratably to the Lenders for the account of their respective Lending Offices, and funds in the form received relating to the payment of any other amount payable to any Lender to such Lender for the account of its applicable Lending Office.

                  (b) NON-BUSINESS DAYS. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (except as otherwise provided in Section 2.6) and, with respect to payments of principal, interest thereon shall be payable at the applicable rate during such extension.

                  (c) COMPUTATIONS. All computations of interest shall be made on the basis of a year of 360 days (unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be) in the case of Term Loans and Eurodollar Loans, and 365 or 366 days (as the case may be) in the case of Base Rate Loans, and all computations of fees shall be made on the basis of a year of 360 days (unless such calculation would result in a usurious rate, in which case interest shall be calculated on the basis of a year of 365 or 366 days, as the case may be), in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable.

         SECTION 2.12 INTEREST RATE NOT ASCERTAINABLE, ETC. In the event that the Administrative Agent shall have determined (which determination shall be reasonably exercised and shall, absent manifest error, be final, conclusive and binding upon all parties) that on any date for determining the Eurodollar Rate for any Interest Period, by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, or any Lender's position in such market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate, then, and in any such event, the Administrative Agent shall forthwith give notice (by telephone confirmed in writing) to the Borrower and to the Lenders of such determination. Until the Administrative Agent notifies the Borrower that the circumstances giving rise to the suspension described herein no longer exist, the obligations of the Lenders to make Eurodollar Loans shall be immediately suspended; any Borrowing of Eurodollar Loans that is requested (by continuation, conversion or otherwise) shall instead be made as a Borrowing of Base Rate Loans, and any outstanding Eurodollar Loan shall be converted, on the last day of the then current Interest Period applicable thereto, to a Base Rate Loan.

         SECTION 2.13      ILLEGALITY.

                  (a) DETERMINATIONS OF ILLEGALITY. In the event that any Lender shall have determined (which determination shall be reasonably exercised and shall, absent manifest error, be final, conclusive and binding upon all parties) at any time that the making or continuance of any Eurodollar Loan has become unlawful as a result of compliance by such Lender in good faith with any applicable law, governmental rule, regulation, guideline or order (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), then, in any such event, the Lender shall give prompt notice (by telephone confirmed in writing) to the Borrower and to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to the other Lenders).

                  (b) EURODOLLAR LOANS SUSPENDED. Upon the giving of the notice to the Borrower referred to in Section 2.13(a) above, (1) the Borrower's right to request (by continuation, conversion or otherwise) and such Lender's obligation to make Eurodollar Loans shall be immediately suspended, and thereafter any requested Borrowing of Eurodollar Loans shall, as to such Lender only, be deemed to be a request for a Base Rate Loan, and (2) if the affected Eurodollar Loan or Eurodollar Loans are then outstanding, the Borrower shall immediately, or if permitted by applicable law, no later than the date permitted thereby, upon at least one Business Day's written notice to the Administrative Agent and the affected Lender, convert each such Eurodollar Loan into a Base Rate Loan, provided that if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this subsection.

         SECTION 2.14      INCREASED COSTS.

                  (a) EURODOLLAR REGULATIONS, ETC. If, by reason of (x) the introduction of or any change (including, but not limited to, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation, or (y) the compliance with any guideline or request issued by any central bank or other governmental authority or quasi-governmental authority exercising control over banks or financial institutions generally (whether or not having the force of law):

                           (1) any Lender (or its applicable Lending Office) shall be subject to any tax, duty or other charge with respect to its Eurodollar Loans or its obligation to make Eurodollar Loans, or shall change the basis of taxation of payments to any Lender of the principal of or interest on its Eurodollar Loans or its obligation to make Eurodollar Loans (except for changes in the rate of tax on the overall net income or gross receipts of such Lender or its applicable Lending Office imposed by the jurisdiction in which such Lender's principal executive office or applicable Lending Office is located); or

                           (2) any reserve (including, but not limited to, any imposed by the Board of Governors of the Federal Reserve System, but excluding any such reserve requirement that is reflected in the Eurodollar Rate), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or its applicable Lending Office shall be imposed or deemed applicable or any other condition affecting its Eurodollar Loans or its obligations to make Eurodollar

         Loans shall be imposed on any Lender or its applicable Lending Office or the interbank Eurodollar market or the secondary certificate of deposit market;

and as a result thereof there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining Eurodollar Loans (except to the extent already included in the determination of the applicable Eurodollar
Rate) or there shall be a reduction in the amount received or receivable by such Lender or its applicable Lending Office, then the Borrower shall from time to time, upon written notice from and demand by such Lender (with a copy of such notice and demand to the Administrative Agent), pay to such Lender on demand additional amounts determined by such Lender in a reasonable manner to be sufficient to indemnify such Lender against such increased cost. A certificate as to the amount of such increased cost and the calculation thereof, submitted to the Borrower and the Administrative Agent by such Lender, shall, except for manifest error, be final, conclusive and binding for all purposes.

                  (b) COSTS. If any Lender shall advise the Administrative Agent that at any time, because of the circumstances described in clauses (x) or
(y) in Section 2.14(a) or any other circumstances affecting such Lender or the interbank Eurodollar market or such Lender's position in such market, the Eurodollar Rate, as determined in good faith by the Administrative Agent, will not adequately and fairly reflect the cost to such Lender of funding its Eurodollar Loans, then, and in any such event:

                           (1) the Administrative Agent shall forthwith give notice (by telephone confirmed in writing) to the Borrower and to the Lenders of such advice; and

                           (2) the Borrower's right to request a Borrowing of Eurodollar Loans from such Lender and such Lender's obligation to make Eurodollar Loans shall be immediately suspended, any such Borrowing of Eurodollar Loans that is requested (by continuation, conversion or otherwise) shall, as to such Lender only, be deemed to be a request for a Base Rate Loan, and any such outstanding Eurodollar Loan from such Lender shall be converted, on the last day of the then current Interest Period applicable thereto, to a Base Rate Loan.

                  (c) CAPITAL ADEQUACY. If, by reason of (1) the introduction of or any change (including, but not limited to, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation, or (2) the compliance with any guideline or request issued by any central bank or other governmental authority or quasi-governmental authority exercising control over banks or financial institutions generally (whether or not having the force of law), affects or would affect the amount of capital required to be maintained by any Lender or any corporation controlling such Lender, and the amount of such capital is increased by or based upon the existence of such Lender's Loans or such Lender's Commitment, then, upon written request therefor by such Lender (with a copy of such request to the Administrative Agent), the Borrower shall pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for the increased cost of such additional capital in light of such circumstances, to the extent that such Lender reasonably determines such increase in capital to be allocable to the existence of such Lender's Loans or such Lender's Commitment. A certificate as to such amounts and the calculation thereof, submitted to the Borrower and the Administrative Agent by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

         SECTION 2.15 CHANGE OF LENDING OFFICE. Each Lender agrees that it will use reasonable efforts to designate an alternate Lending Office with respect to any of its Eurodollar Loans affected by the matters or circumstances described in Section 2.12, Section 2.13 or Section 2.14 to reduce the liability of the Borrower or avoid the results provided thereunder, so long as such designation is not disadvantageous to such Lender as determined by such Lender in its sole discretion, provided that such Lender shall have no obligation to so designate an alternate Lending Office located in the United States.

         SECTION 2.16 FUNDING LOSSES. The Borrower shall compensate each Lender, upon its written request (which request shall set forth the basis for requesting such amounts and shall, absent manifest error, be final, conclusive and binding upon all of the parties hereto), for all losses, expenses and liabilities (including, but not limited to, any interest paid by such Lender to lenders of funds borrowed by it to make or carry its Eurodollar Loans to the extent not recovered by the Lender in connection with the re-employment of such funds), which the Lender may sustain: (a) if for any reason (other than a default by such Lender) a Borrowing of Eurodollar Loans does not occur on the date specified therefor in a Borrowing Request (whether or not withdrawn), including, but not limited to, a failure by the Borrower to fulfill on the date of any Borrowing of Eurodollar Loans the conditions set forth in Article 3, or to convert or continue any Eurodollar Loan hereunder after irrevocable notice of such conversion or continuation has been given pursuant to Section 2.9; if any payment, prepayment or conversion of any of its Eurodollar Loans required or permitted by any other provision of this Agreement or otherwise is made or deemed made on a date which is not the last day of the Interest Period applicable thereto; or (c) if, for any reason, the Borrower defaults in its obligation to repay its Eurodollar Loans or interest accrued thereon as and when due and payable (at the due date thereof, whether at scheduled maturity, by acceleration, irrevocable notice of prepayment or otherwise).

         SECTION 2.17 SHARING OF PAYMENTS, ETC. If any Lender shall obtain any payment or reduction (including, but not limited to, any amounts received as adequate protection of a deposit treated as cash collateral under the Bankruptcy
Code) of any obligation of the Borrower hereunder (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share of payments or reductions on account of such obligations obtained by all the Lenders, such Lender shall forthwith (a) notify each of the other Lenders and the Administrative Agent of such receipt, and (b) purchase from the other Lenders such participations in the affected obligations as shall be necessary to cause such purchasing Lender to share the excess payment or reduction, net of costs incurred in connection therewith, ratably with each of them, provided, that if all or any portion of such excess payment or reduction is thereafter recovered from such purchasing Lender or additional costs are incurred, the purchase shall be rescinded and the purchase price restored to the extent of such recovery or such additional costs, but without interest. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.17 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

         SECTION  2.18     TAXES.

                  (a) PAYMENTS FREE AND CLEAR. Any and all payments by or on account of any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided, that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (1) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.18) the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (2) the Borrower shall make such deductions, and (3) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                  (b) OTHER TAXES. The Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

                  (c) INDEMNIFICATION. The Borrower shall indemnify the Administrative Agent and each Lender, upon written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.18) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

                  (d) RECEIPTS. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

                  (e) SURVIVAL. Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section 2.18 shall survive the payment in full of principal and interest hereunder.

                  (f) LENDER REPRESENTATIONS AND AGREEMENTS. Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate.

         SECTION 2.19 PRO RATA TREATMENT. Subject to Section 2.3(b), each Borrowing of Revolving Loans or the SPA Loan, as the case may be, shall be made, and each payment on account of any commitment fee in respect of the Revolving Credit Commitments and SPA Loan Commitments, respectively, hereunder shall be allocated by the Administrative Agent, pro rata according to the relevant Revolving Credit Percentages and SPA Loan Percentages, respectively, of the Lenders. Subject to Section 2.3(b), each payment (including each prepayment) on account of principal of and interest on any Revolving Credit Loans shall be allocated by the Administrative Agent pro rata according to the respective outstanding principal amounts of such Revolving Loans or SPA Loans, as the case may be, then held by the Lenders. Each payment on account of principal of and interest on any Term Loans shall be allocated by the Administrative Agent pro rata according to the respective outstanding principal amounts of such Term A Loans or SPA Term Loans, as the case may be, then held by the Lenders. All proceeds (including proceeds from the realization upon the Collateral) received after acceleration of the maturity of the Loans, shall be applied first to reimbursement of expenses and indemnities provided for in this Agreement and the Financing Documents; second, to other Lender Indebtedness until repaid in full pro rata to each Lender; and, third, to any other Person entitled to receive such proceeds in accordance with applicable law.

                                   ARTICLE 3
                              CONDITIONS PRECEDENT

         SECTION 3.1 CLOSING. The obligation of each Lender to amend and restate the Existing Credit Agreement in the form of this Agreement, and the obligation of each Lender to make its initial Loans hereunder is subject to (1) receipt by the Administrative Agent of the following items which are to be delivered, in form and substance satisfactory to each Lender, with a copy (except for the Notes and this Agreement) for each Lender and (2) the satisfaction of the following conditions:

                  (a) TERM A NOTES. A duly completed and executed Term A Note for each Lender and in each case dated as of the Closing Date, and payable to the order of such Lender.

                  (b) SPA TERM NOTES. A duly completed and executed SPA Term Note for each Lender and in each case dated as of the Closing Date, and payable to the order of such Lender.

                  (c) REVOLVING NOTES. A duly completed and executed Revolving Note for each Lender and in each case dated as of the Closing Date, and payable to the order of such Lender.

                  (d) SPA NOTES. A duly completed and executed SPA Note for each Lender and in each case dated as of the Closing Date, and payable to the order of such Lender.

                  (e)      RESOLUTIONS AND INCUMBENCY CERTIFICATES.

                           (1) Certified copies of the resolutions of the applicable board of directors and operating board of each Credit Party a party to a Financing Document, dated as of the Closing Date and approving, as appropriate, the Loans, the Notes, this Agreement, the Security Instruments and the other Financing Documents to which such

         Person is a party, and all other documents, if any, to which such Person is a party and evidencing limited liability company, corporate or partnership authorization with respect to such documents;

                           (2) a certificate of the Secretary or an Assistant Secretary of each Credit Party a party to any Financing Document, dated as of the Closing Date and certifying (A) the name, title and true signature of each officer of such Person authorized to execute the Notes, this Agreement, the Security Instruments and the other Financing Documents to which it is a party, (B) the name, title and true signature of each officer of such Person authorized to provide the certifications required pursuant to this Agreement including, but not limited to, certifications required pursuant to Section 6.9 and Borrowing Requests, and that attached thereto is a true and complete copy of (i) the certificate of incorporation, certificate of formation, certificate of limited partnership and/or the articles of organization of each such Person (as applicable), certified by the Secretary of State of the applicable state of formation, and (ii) the bylaws, partnership agreement, operating agreement or regulations of each such Person (as applicable), each as amended to date, recent good standing certificates and certificates of existence for each such Person and certificates of foreign qualification for each such Person in such jurisdictions as the Administrative Agent shall require; and

                           (3) a certificate of limited partnership of HRY, together with the limited partnership agreement of HRY and a certificate of existence for HRY in the applicable state of its formation, issued by the Secretary of State of the applicable state of formation.

                  (f) OPINIONS OF COUNSEL. An opinion of Jenkens & Gilchrist, a Professional Corporation, counsel to the Credit Parties dated as of the Closing Date and in form and substance satisfactory to the Administrative Agent and its counsel, addressed to the Administrative Agent and the Lenders and covering such matters as the Administrative Agent or the Lenders may reasonably request.

                  (g)      THE SECURITY INSTRUMENTS.

                           (1) A duly completed and executed Parent Facility Guaranty dated as of the Closing Date and duly delivered by Parent;

                           (2) a duly completed and executed Subsidiary Facility Guaranty dated as of the Closing Date and duly delivered by each of Hallwood Realty and HCRE;

                           (3) a duly completed and executed Pledge Agreement, dated as of the Closing Date and duly delivered by the Borrower, granting to the Administrative Agent a first priority security interest in certain of the Equity owned by the Borrower in HRY (as more particularly described therein) as security for the Lender Indebtedness;

                           (4)      duly completed and executed Parent
         Intercompany Notes duly delivered by the Borrower, and each duly endorsed by the Borrower to the Administrative Agent for the ratable benefit of the Lenders;

                           (5) a duly completed and executed Collateral Assignment of Intercompany Notes, dated as of the Closing Date and duly delivered by the Borrower;

                           (6)      duly completed and authorized UCC-1
         financing statements necessary to perfect the Liens and security interests created by the Pledge Agreement and the Collateral Assignment of Intercompany Notes;

                           (7)      in addition to the UCC-1 financing
         statements required by clause (6) preceding, such other documents, instruments and agreements as the Administrative Agent shall reasonably request to fully evidence and perfect the Liens created by the Security Instruments; and

                           (8) all Property in which the Administrative Agent shall, at such time, be entitled to have a Lien pursuant to this Agreement or any other Financing Document shall have been physically delivered to the possession of the Administrative Agent to the extent that such possession is necessary for the purpose of perfecting a first-priority Lien in favor of the Administrative Agent in such Collateral, including, without limitation, the Parent Intercompany Notes, certificates of limited partnership interests representing the issued and outstanding Equity in HRY described in the Pledge Agreement, duly endorsed for transfer to the Administrative Agent or such other duly executed assignments of such Equity as are acceptable to the Administrative Agent, the Lenders or their counsel.

                  (h) INSURANCE. Copies of all insurance binders together with a certificate of insurance coverage, dated as of the Closing Date, evidencing that the Credit Parties are carrying insurance in accordance with
Section 6.5 hereof.

                  (i) FINANCIAL STATEMENTS AND PROJECTIONS. The financial condition of Parent and each of its Subsidiaries reflected in the financial information and projections of Parent and its Subsidiaries that have been delivered to the Lenders prior to the Closing Date by Parent and the Borrower, have not changed as of the Closing Date in such a way as to materially and adversely affect the prospects of Parent or any of its Subsidiaries, or otherwise cause or result in a Material Adverse Effect.

                  (j) COLLATERAL VALUE CERTIFICATE. A duly completed and executed Collateral Value Certificate in the form attached hereto as , dated as of the Closing Date and duly delivered by the Chief Financial Officer (or similar officer) of Parent.

                  (k) FORM U-1 PURPOSE STATEMENT. A duly completed and executed Federal Reserve Form U-1 Purpose Statement dated as of the Closing Date and duly delivered by Parent and the Borrower.

                  (l) CERTIFICATE OF CHIEF FINANCIAL OFFICER. A duly completed and executed certificate of the Chief Financial Officer (or similar officer) of Parent dated as of the Closing Date and certifying, before and after the making of the initial Loans, that (1) each Credit Party is Solvent, and (2) no Default then exists, or thereafter would exist.

                  (m) STRUCTURE. Each Lender shall be satisfied in its sole judgment with the corporate, partnership, limited liability company, capital, legal and management structure and tax liabilities of each Credit Party.

                  (n) LIEN SEARCHES. Lien searches reflecting no prior Liens on the Collateral other than Liens set forth on Schedule 7.2.

                  (o)      FEES AND EXPENSES. Payment and/or reimbursement of
(1) the Administrative Agent's counsel's fees and expenses rendered through the Closing Date, to the extent invoiced, and (2) any fees or expenses required to be paid pursuant to Section 2.10.

                  (p) CLOSING TRANSACTIONS. Subject only to the disbursement and application of the proceeds of the Term A Loans and the initial Revolving Loans hereunder, the Closing Transactions shall have occurred and been consummated.

                  (q) DOCUMENTATION. The Administrative Agent shall have received such other documents as the Administrative Agent (or any Lender acting through the Administrative Agent) may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent.

                  SECTION 3.2 CONDITIONS PRECEDENT TO SPA LOANS. The obligation of the Lenders to make the SPA Loans is further subject to the receipt by the Administrative Agent and each Lender not less than three (3) Business Days prior to the Gotham Litigation Payment Date of a notice substantially in the form of Exhibit H hereto (the "GOTHAM PAYMENT NOTICE") specifying, subject to the provisions hereof, (a) the Gotham Litigation Payment Date, (b) whether the Borrowing of the SPA Loans is to be comprised of Base Rate Loans or Eurodollar Loans, and (c) in the case of Eurodollar Loans, the Interest Period to be applicable thereto.

                  SECTION 3.3 CONDITIONS PRECEDENT TO SPA TERM LOANS. The obligation of the Lenders to make the SPA Term Loans is further subject to the receipt by the Administrative Agent and each Lender not less than three (3) Business Days prior to the Separation Agreement Payment Date of a notice substantially in the form of Exhibit I hereto (the "SEPARATION AGREEMENT PAYMENT NOTICE").

                  SECTION 3.4 CONDITIONS PRECEDENT TO ALL LOANS. The obligation of each Lender to make each Loan hereunder (including the initial Loans) is further subject to fulfillment of the following conditions immediately prior to or contemporaneously with each such Loan:

                  (a) REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein and in the other Financing Documents executed and delivered on or after the Closing Date shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of such Loan (unless such representation and warranty is expressly limited to an earlier date).

                  (b) NO DEFAULT. There shall not exist a Default or Event of Default hereunder.

                  (c) MAXIMUM AVAILABLE AMOUNT. The Aggregate Revolving Credit Exposure, after giving effect to any proposed Revolving Loan, shall not exceed the aggregate Revolving Credit Commitments then in effect.

                                   ARTICLE 4
                                    SECURITY

         SECTION 4.1 SECURITY GRANTED. The Lender Indebtedness shall be secured by (a) perfected, first priority Liens covering and encumbering the issued and outstanding Equity owned by the Borrower in HRY as described in the Pledge Agreement, and (b) a collateral assignment of the Parent Intercompany Notes. In furtherance thereof, Parent and the Borrower hereby agree to execute, authorize and deliver (and cause each other Credit Party to execute and deliver) to the Administrative Agent for the benefit of the Lenders, on the Closing Date and thereafter promptly upon request by the Administrative Agent, such Security Instruments (including, without limitation, the Pledge Agreement and the Collateral Assignment of Intercompany Notes), and other documents, instruments, agreements and certificates (including, without limitation, (1) such UCC-1 financing statements as the Administrative Agent shall request to fully evidence and perfect the Liens created by the Pledge Agreement and the Collateral Assignment of Intercompany Notes, and (2) the certificates evidencing the issued and outstanding Equity owned by the Borrower in HRY, as described in the Pledge Agreement, endorsed or accompanied by appropriate blank stock powers), as the Administrative Agent shall deem necessary or appropriate in its sole discretion to create, evidence and perfect the Liens contemplated by this Section 4.1. In addition to the foregoing, in the event the Borrower submits additional Collateral hereunder pursuant to Section 4.2, Section 4.3, Section 4.4 or
Section 7.4, or otherwise pursuant to the terms of this Agreement or the other Financing Documents, the Borrower shall simultaneously with the delivery of such Collateral execute, authorize and deliver (or cause the execution and delivery) to the Administrative Agent for the benefit of the Lenders such Security Instruments and other documents, instruments, agreements and certificates as the Administrative Agent shall deem necessary or appropriate in its sole discretion to create, evidence and perfect the Liens encumbering such Collateral. Parent and the Borrower hereby consent and authorize the Administrative Agent and its agents, successors and assigns to file any and all necessary financing statements under the UCC, assignments or continuation statements as necessary from time to time (in the Administrative Agent's sole discretion) to perfect (or continue perfection) of the Liens granted pursuant to the Financing Documents.

         SECTION 4.2 COLLATERAL VALUE. As soon as available, and in any event by the 21st day of each calendar month, Parent shall deliver to the Administrative Agent and each Lender, a certificate (the "COLLATERAL VALUE CERTIFICATE") of the Chief Financial Officer (or similar officer) of Parent in the form of attached hereto (a) setting forth in reasonable detail the calculations required to establish the value of the Marketable Equity as of the last day of the immediately preceding calendar month, (b) stating whether there exists on such date a Benchmark Collateral Deficiency, and (c) in the event a Benchmark Collateral Deficiency exists, stating the action which Parent proposes to take to remedy such Benchmark Collateral Deficiency in accordance with
Section 4.3. All calculations provided in the aforementioned certificate shall be made utilizing historical methodology and based on underlying assumptions consented to by the Administrative Agent and previously utilized by Parent in the financial information delivered to each Lender on or prior to the Closing Date. Notwithstanding anything to the contrary contained herein, the Administrative Agent or any Lender shall have the right to calculate and establish the value of the Marketable Equity at any time in accordance with the historical methodology and procedures described in the immediately preceding sentence.

         SECTION 4.3 BENCHMARK COLLATERAL DEFICIENCY. If a Benchmark Collateral Deficiency exists at any time, the Borrower shall, within ten (10) days following the occurrence of such Benchmark Collateral Deficiency (a) make a prepayment of principal on the Loans as set forth in Section 2.8(d)(1) in an amount sufficient to eliminate such Benchmark Collateral Deficiency, or (b) eliminate such Benchmark Collateral Deficiency by submitting additional Collateral owned by Parent or the Borrower and consisting of cash or marketable Equity, together with a Collateral Value Certificate covering the existing pledged Collateral and such additional proposed Collateral, for consideration in connection with the determination of the value of the Collateral consisting of marketable Equity which the Administrative Agent and the Required Lenders deem sufficient in their sole discretion to eliminate such Benchmark Collateral Deficiency.

         SECTION 4.4 SUBSTITUTION OF COLLATERAL. The Borrower may, at any time and from time to time, make written request of the Administrative Agent for the substitution of existing Collateral with new Collateral of equal or greater value. Upon receipt of such request, together with a Collateral Value Certificate covering such proposed new Collateral, the Administrative Agent shall promptly deliver notice of such request to each Lender, and the Lenders shall, within fifteen (15) days following receipt of such notice, and in their sole discretion, approve or disapprove of such proposed substitution. If at the end of such fifteen (15) day period, the Lenders have not communicated their approval or disapproval, such silence shall be deemed a disapproval of the requested substitution of Collateral.

                                   ARTICLE 5
                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Lenders to enter into this Agreement, Parent and the Borrower jointly and severally represent and warrant to the Administrative Agent and each Lender (which representations and warranties will survive the delivery of the Notes) that:

         SECTION 5.1 EXISTENCE. Each Credit Party is a limited liability company, corporation or partnership duly organized, legally existing and, as applicable, in good standing under the laws of the jurisdictions in which they are formed or incorporated and is duly qualified as a foreign limited liability company, or partnership or corporation in all jurisdictions wherein the Property owned or the business transacted by them makes such qualification necessary, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect.

         SECTION 5.2 POWER AND AUTHORIZATION. The Borrower is authorized and empowered to create and issue the Notes; each Credit Party is duly authorized and empowered to execute, deliver and perform the Financing Documents, including this Agreement, to which such Credit Party is a party; and all limited liability company action on the Borrower's part requisite for the due creation and issuance of the Notes, and all limited liability company, corporate or partnership action on each Credit Party's respective part requisite for the due execution, delivery and performance of the Financing Documents, including this Agreement, to which each such Credit Party respectively is a party has been duly and effectively taken.

         SECTION 5.3 BINDING OBLIGATIONS. This Agreement does, and the Notes and other material Financing Documents to which each Credit Party respectively is a party upon their creation, issuance, execution and delivery will, when issued and delivered under this Agreement, constitute legal, valid and binding obligations of each such Credit Party that is a party thereto, respectively, and will be enforceable in accordance with their respective terms (except that enforcement may be subject to any applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditors' rights and subject to the availability of equitable remedies).

         SECTION 5.4 NO LEGAL BAR OR RESULTANT LIEN. The execution, delivery and performance of the Notes and the other Financing Documents, including this Agreement, to which each Credit Party is a party do not and will not violate or create a default under any provisions of the articles of organization, articles or certificate of incorporation, bylaws, operating agreement, regulations or other charter documents of any such Credit Party, or any contract, agreement, instrument or Governmental Requirement to which any such Credit Party is subject, or result in the creation or imposition of any Lien upon any Properties of any such Credit Party.

         SECTION 5.5 NO CONSENT. Each Credit Party's respective execution, delivery and performance of the Notes and the other Financing Documents, including this Agreement, to which each such Credit Party respectively is a party, do not require notice to or filing or registration with, or the authorization, consent or approval of or other action by any other Person, including, but not limited to, any Governmental Authority, except those obtained or made or where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         SECTION 5.6       FINANCIAL INFORMATION.

                  (a) PRO-FORMA FINANCIAL STATEMENTS AND PROJECTIONS. The pro forma consolidated balance sheets of Parent and its Subsidiaries, and the related consolidated statements of income, retained earnings and cash flow, including, in each case, the related schedules and notes, heretofore delivered to the Lenders fairly present the estimated consolidated financial condition of Parent and its Subsidiaries as of the dates set forth therein, the estimated results of operations for the twelve-month period then ended on a pro forma basis and the projected results of operations through the dates set forth therein; provided, that, the financial information with respect to Parent's projections, copies of which have been delivered to each Lender prior to the Closing Date, were prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed by Parent to be reasonable in all material respects at the time made.

                  (b) FINANCIAL STATEMENTS. The Financial Statements heretofore delivered to the Lenders were prepared consistent with GAAP and fairly present the consolidated financial condition of Parent at such date and the consolidated results of operations for the periods then ended (subject to, with respect to the unaudited consolidated financial statements included in the definition of Financial Statements, audit adjustments and the fact that such unaudited financial statements do not contain footnotes).

                  (c) AUDITED ANNUAL FINANCIAL STATEMENTS. The most recent annual audited consolidated balance sheets of Parent and its Subsidiaries, and the related audited consolidated statements of income, retained earnings and cash flows for the Fiscal Year then ended, including in each case the related schedules and notes, true copies of which have been previously delivered to each of the Lenders, fairly present the consolidated financial condition of Parent and its Subsidiaries for such Fiscal Year, and the consolidated results of operations for such Fiscal Year, in accordance with GAAP applied on a consistent basis (this representation and warranty will not be applicable until the first annual audited statement of Parent is delivered pursuant to Section 6.9(a)).

                  (d) UNAUDITED QUARTERLY FINANCIAL STATEMENTS. The most recent unaudited consolidated balance sheets of Parent and its Subsidiaries, and the related consolidated statements of income, retained earnings and cash flows for the portion of Parent's Fiscal Year then ended, including in each case the related schedules and notes, true copies of which have been previously delivered to each of the Lenders, fairly present the consolidated financial condition of Parent and its Subsidiaries as of such date, and the consolidated results of operations for such portion of Parent's Fiscal Year, in accordance with GAAP (subject to audit adjustments and the fact that such financial statements do not contain footnotes) applied on a consistent basis (this representation and warranty will not be applicable until the first unaudited quarterly statement of Parent is delivered pursuant to Section 6.9(b)).

                  (e) NO MATERIAL ADVERSE EFFECT. Except in connection with the disclosures set forth on Schedule 5.8, since March 31, 2003 there has been no event or occurrence that could reasonably be expected to have a Material Adverse Effect.

         SECTION 5.7 INVESTMENTS AND GUARANTIES. No Credit Party has an ownership interest in any Person, or guaranteed the obligations of any Person that is not a Credit Party, except those reflected in Schedule 5.7 or Schedule 7.2.

         SECTION 5.8 LITIGATION. Except as set forth in Schedule 5.8, there is no material action, suit or proceeding, or any governmental investigation or any arbitration, in each case pending or, to the knowledge of Parent or the Borrower, threatened against Parent or its Subsidiaries or any Property of any of them before any court or arbitrator or any Governmental Authority. There is no action, suit or proceeding, or any governmental investigation or any arbitration, in each case pending or, to the knowledge of Parent or the Borrower, threatened against Parent or its Subsidiaries or any Property of any of them before any court or arbitrator or any Governmental Authority which (a) challenges the validity of this Agreement, any Note, any Security Instrument or any of the other Financing Documents, or (b) could reasonably be expected to have a Material Adverse Effect.

         SECTION 5.9 USE OF PROCEEDS. The Borrower will use the proceeds of the Loans only for the purposes specified in the Recitals to this Agreement and, with respect to the SPA Loan and the SPA Term Loan, only on the Gotham Litigation Payment Date and the Separation Agreement Payment Date, respectively. Neither Parent nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock (within the meaning of Regulations U or X) and no part of the proceeds of any Loan hereunder will be used to buy or carry any Margin Stock in violation of Regulation U or X. Neither Parent nor any of its Subsidiaries, nor any Person acting on behalf of any such Person, has taken or will take any action which could reasonably be expected to cause the Notes or any of the Financing Documents, including this Agreement, to violate Regulations U or X or any other regulation of the Board of Governors of the Federal Reserve System, in each case as now in effect or as the same may hereinafter be in effect.

         SECTION 5.10      EMPLOYEE BENEFITS.

                  (a)      (1)      Parent, its Subsidiaries and each ERISA
Affiliate have complied in all material respects with all applicable laws regarding each Plan; (2) each Plan is, and has been, maintained and administered in substantial compliance with its terms, applicable collective bargaining agreements, and all applicable laws; and (3) no act, omission or transaction has occurred which could result in an imposition on Parent, any Subsidiary of Parent or any ERISA Affiliate (whether directly or indirectly) of either (A) a civil penalty assessed pursuant to Subsections (c), (i) or (l) of Section 502 of ERISA or a tax imposed pursuant to Chapter 43 of Subtitle D of the Code or (B) breach of fiduciary duty liability damages under Section 409 of ERISA, in either case which could reasonably be expected to have a Material Adverse Effect.

                  (b) There exists no outstanding liability of Parent, any of its Subsidiaries or any ERISA Affiliate with respect to any Plan that has been terminated. No material liability to the PBGC (other than for the payment of current premiums which are not past due) by Parent, any Subsidiary of Parent or any ERISA Affiliate has been or is expected by Parent, any Subsidiary of Parent or any ERISA Affiliate to be incurred with respect to any Plan. No ERISA Termination Event with respect to any Plan which could result in any liability to Parent, its Subsidiaries or any ERISA Affiliate has occurred or is reasonably expected to occur.

                  (c) Full payment when due has been made of all amounts which Parent, any of its Subsidiaries or any ERISA Affiliate is required under the terms of each Plan or applicable law to have paid as contributions to such Plan (excluding any nonpayment involving an amount that is not material), and no accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, exists with respect to any Plan.

                  (d) The actuarial present value of the benefit liabilities (computed on an accumulated benefit obligation basis in accordance with GAAP) under all Plans in the aggregate that are subject to Title IV of ERISA does not, as of the end of the most recently ended fiscal year of such Plans, exceed the current value of the assets of all Plans in the aggregate that are allocable to such benefit liabilities. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in Section 4041 of ERISA.

                  (e) Except as set forth on Schedule 5.10, neither Parent, any Subsidiary of Parent nor any ERISA Affiliate sponsors, maintains or contributes to, or has at any time in the preceding six-year period sponsored, maintained or contributed to, any "multiemployer plan" (as defined in Section 3(37) or 4001(a)(3) of ERISA).

                  (f) Neither Parent, any Subsidiary of Parent nor any ERISA Affiliate is required to provide security to a Plan pursuant to Section 401(a)(29) of the Code.

         SECTION 5.11 TAXES; GOVERNMENTAL CHARGES. Parent and its Subsidiaries have filed all tax returns and reports required to be filed and have paid all taxes, assessments, fees and other governmental charges levied upon any of them or upon any of their respective Properties or income which are due and payable, including interest and penalties, except where failure to so pay or file could not reasonably be expected to have a Material Adverse Effect, or have provided adequate reserves for the payment thereof if required in accordance with GAAP for the payment thereof, except such interest and penalties as are being contested in good faith by appropriate actions or proceedings and for which adequate reserves for the payment thereof as required by GAAP have been provided.

         SECTION 5.12 TITLES, ETC. Each Credit Party has indefeasible title to their respective Properties, and with respect to leased Properties, indefeasible title to the leasehold estate with respect thereto, pursuant to valid and enforceable leases, free and clear of all Liens except Liens otherwise permitted or contemplated by this Agreement or the other Financing Documents.

         SECTION 5.13 DEFAULTS. Neither Parent, Borrower nor any other Credit Party is in default nor has any event or circumstance occurred which, but for the passage of time or the giving of notice, or both, would constitute a default (in any respect that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect) under any loan or credit agreement, indenture, mortgage, deed of trust, security agreement or other instrument or agreement evidencing or pertaining to any Indebtedness of any such Person, or under any agreement or instrument to which any such Person is a party or by which any such Person is bound, except as set forth on Schedule 5.13. No Default hereunder has occurred and is continuing.

         SECTION 5.14 CASUALTIES; TAKING OF PROPERTIES. Neither the business nor the Properties of Parent or its Subsidiaries has been affected in a manner that has had or could reasonably be expected to have a Material Adverse Effect as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of Property or cancellation of contracts, permits or concessions by any domestic or foreign government or any agency thereof, riot, activities of armed forces or acts of God or of any public enemy.

         SECTION 5.15      COMPLIANCE WITH THE LAW. Neither Parent nor its
Subsidiaries:

                  (a)      is in violation of any Governmental Requirement; and

                  (b) has failed to obtain any license, permit, right-of-way, franchise or other right or governmental authorization necessary to the ownership of any of their respective Properties or the conduct of their respective business;

which violation or failure could, individually or in the aggregate, reasonably be expected to have (in the event that such violation or failure were asserted by any Person through appropriate action) a Material Adverse Effect.

         SECTION 5.16 NO MATERIAL MISSTATEMENTS. No written information, exhibit, schedule or report prepared by or on behalf of Parent or the Borrower and furnished to the Administrative Agent or the Lenders by or at the direction of Parent and/or the Borrower or any of Parent's Subsidiaries in connection with the negotiation of this Agreement contained any material misstatement of fact or, when such statement is considered with all other written statements furnished to the Lenders in that connection, omitted to state a material fact or any fact necessary to make the statement contained therein not misleading; provided, that, the financial information with respect to Parent's projections, copies of which have been furnished to each Lender prior to the Closing Date, were prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed by Parent to be reasonable in all material respects at the time made.

         SECTION 5.17 INVESTMENT COMPANY ACT. No Credit Party is an "investment company" or a company "controlled" by an "investment company" that is incorporated in or organized under the laws of the United States or any "State," as those terms are defined in the Investment Company Act of 1940, as amended. The execution and delivery by each Credit Party of this Agreement and the other Financing Documents to which they respectively are parties and their respective performance of the obligations provided for therein, will not result in a violation of the Investment Company Act of 1940, as amended.

         SECTION 5.18 PUBLIC UTILITY HOLDING COMPANY ACT. No Credit Party is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         SECTION 5.19 SUBSIDIARIES. Schedule 5.19 hereto accurately reflects, as of the Closing Date, (a) the jurisdiction of incorporation or organization of Parent and its Subsidiaries, and (b) each jurisdiction in which each such Person is qualified to transact business as a foreign corporation, foreign partnership or foreign limited liability company. As of the Closing Date, Parent has no Subsidiaries except those shown in Schedule 5.19, which schedule was complete and accurate on such date.

         SECTION 5.20 INSURANCE. All policies of insurance owned or held by Parent and its Subsidiaries (a) are sufficient for compliance with all requirements of law and of all agreements to which any such Person is a party, except where any insufficiency could not reasonably be expected to have a Material Adverse Effect; (b) are valid, outstanding and enforceable policies;
(c) provide adequate insurance coverage in at least such amounts and against at least such risks (but including any public liability) as are usually insured against in the same general area by companies engaged in the same or a similar business for the assets and operations of each such Person; and (d) will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement. All such policies are in full force and effect, all premiums with respect thereto have been paid in accordance with their respective terms, and no notice of cancellation or termination has been received with respect to any such policy. Neither Parent nor any of its Subsidiaries maintains any formalized self-insurance program with respect to its assets or operations or risks with respect thereto. Schedule 5.20 contains a complete and accurate list of all such insurance policies, copies of which have previously been made available to Lenders.

         SECTION 5.21      ENVIRONMENTAL MATTERS. Except as set forth on
Schedule 5.21:

                  (a) ENVIRONMENTAL LAWS, ETC. Neither Parent, any Subsidiary of Parent, nor the operations conducted on the Property of Parent or any Subsidiary of Parent, violates any applicable order of any court or Governmental Authority or applicable Environmental Laws, which violation could reasonably be expected to have a Material Adverse Effect, or which could reasonably be expected to result in remedial obligations having a Material Adverse Effect, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to the relevant Property.

                  (b) NO LITIGATION. Without limitation of Section 5.21(a) above, no Property of Parent or any Subsidiary of Parent, nor the operations currently conducted thereon or, to the knowledge of Parent or any Subsidiary of Parent, by any prior owner or operator of such Property or operation, is in violation of or subject to any existing, pending or threatened action, suit, investigation, inquiry or proceeding by or before any court or Governmental Authority or, to the knowledge of any Credit Party, to any remedial obligations under applicable Environmental Laws, which violation, action, suit, investigation, inquiry or proceeding could reasonably be expected to have a Material Adverse Effect, or which could reasonably be expected to result in remedial obligations having a Material Adverse Effect, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to the relevant Property.

                  (c) NOTICES, PERMITS, ETC. All notices, permits, licenses or similar authorizations, if any, required to be obtained or filed by Parent or any Subsidiary of Parent in connection with the operation or use of any and all Property of Parent or any Subsidiary of Parent, including, but not limited to, past or present treatment, storage, disposal or release of a hazardous substance or solid waste into the environment, have been duly obtained or filed except to the extent the failure to obtain or file such notices, permits, licenses or similar authorizations could not reasonably be expected to have a Material Adverse Effect, or which could reasonably be expected to result in remedial obligations having a Material Adverse Effect, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to the relevant Property.

                  (d) HAZARDOUS SUBSTANCES CARRIERS. All hazardous substances or solid waste generated at any and all Property by Parent or any Subsidiary of Parent have in the past been transported, treated and disposed of only by carriers maintaining valid permits under RCRA and any other applicable Environmental Law, except to the extent the failure to have such substances or waste transported, treated or disposed by such carriers could not reasonably be expected to have a Material Adverse Effect, and, to the knowledge of any Credit Party, only at treatment, storage and disposal facilities maintaining valid permits under RCRA and any other applicable Environmental Law, which carriers and facilities have been and are operating in compliance with such permits, except to the extent the failure to have such substances or waste treated, stored or disposed at such facilities, or the failure of such carriers or facilities to so operate, could not reasonably be expected to have a Material Adverse Effect, or which could reasonably be expected to result in remedial obligations having a Material Adverse Effect, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to the relevant Property.

                  (e) HAZARDOUS SUBSTANCES DISPOSAL. Parent and each Subsidiary of Parent have taken all reasonable steps necessary to determine and have determined that no hazardous substances or solid waste have been disposed of or otherwise released, and there has been no threatened release of any hazardous substances on or to any Property by Parent or any Subsidiary of Parent (except in compliance with applicable Environmental Laws), except to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect, or which could reasonably be expected to result in remedial obligations having a Material Adverse Effect, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to the relevant Property.

                  (f) NO CONTINGENT LIABILITY. To its knowledge, neither Parent nor any Subsidiary of Parent has any contingent liability in connection with any release or threatened release of any hazardous substance or solid waste into the environment other than such contingent liabilities at any one time and from time to time which could reasonably be expected to exceed $50,000 in excess of applicable insurance coverage and for which adequate reserves for the payment thereof as required by GAAP have not been provided, or which could reasonably be expected to result in remedial obligations having a Material Adverse Effect, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to such release or threatened release.

         SECTION 5.22 SOLVENCY. Each of Parent, Borrower, Hallwood Realty and HCRE, individually, and Parent, Borrower, Hallwood Realty and HCRE, taken as a whole, are Solvent, both before and after taking into account the making of the initial Loans and the execution and delivery of the Financing Documents.

         SECTION 5.23 EMPLOYEE MATTERS. None of the Credit Parties or any of their respective employees, is subject to any collective bargaining agreement. There are no strikes, slowdowns, work stoppages or controversies pending or, to the best knowledge of Parent or the Borrower, threatened against Parent, its Subsidiaries, or the respective employees of Parent or its Subsidiaries, which could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Except as set forth in Schedule 5.23, no employees are subject to an employment contract.

         SECTION 5.24 SUBORDINATED DEBENTURE DOCUMENTS, ETC. Parent and the Borrower have provided the Administrative Agent with a true and correct copy of the Subordinated Debentures Indenture, including all amendments and modifications thereto. No party to the Subordinated Debentures Indenture is in default of its obligations thereunder.

         SECTION 5.25      OWNERSHIP. Schedule 5.25 hereto accurately reflects
(a) the authorized, issued and outstanding Equity securities of Parent and the Borrower (and the names of, and number of shares or other Equity interests held by, the legal and beneficial owners of such Equity interests), and (b) all outstanding warrants, options, subscription rights, convertible securities or other rights to purchase Equity interests or other membership, partnership or ownership interests of each such Person. Except as set forth on Schedule 5.25, there are no outstanding shareholders agreements, voting agreements, voting trusts or other agreements, commitments or understandings of any nature which in any way restrict or effect the transfer, pledge or voting of any of the Equity interests of such Persons, or subject any of such Equity interests to any put, call, redemption obligation or similar right or obligation of any nature.

         SECTION 5.26 SENIOR INDEBTEDNESS. The Lender Indebtedness constitutes "Senior Indebtedness" of Parent under and as defined in the Subordinated Debentures Indenture.

                                   ARTICLE 6
                              AFFIRMATIVE COVENANTS

         So long as any Lender has any Commitment hereunder or any Loan remains unpaid or any Revolving Credit Exposure remains outstanding, Parent and the Borrower jointly and severally covenant and agree that they will at all times comply with the following covenants:

         SECTION 6.1 MAINTENANCE AND COMPLIANCE, ETC. Parent will, and will cause its Subsidiaries to, (a) preserve and maintain its limited liability company, corporate or partnership existence, and (b) except where failure to do so could not reasonably be expected to have a Material Adverse Effect, observe and comply with all Governmental Requirements.

         SECTION 6.2 PAYMENT OF TAXES AND CLAIMS, ETC. Parent will pay, and cause its Subsidiaries to pay, (a) all material Taxes, assessments and governmental charges imposed upon it or upon its Property, and (b) all material claims (including, but not limited to, claims for labor, materials, supplies or services) which could reasonably be expected, if unpaid, to become a Lien upon its Property, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate action or proceedings and such Person has established adequate reserves in accordance with GAAP with respect thereto.

         SECTION 6.3 FURTHER ASSURANCES. Parent will, and will cause each other Credit Party to, cure promptly any defects in the creation and issuance of the Notes, and the execution and delivery of the Financing Documents, including this Agreement. Parent and the Borrower at their expense will, as promptly as practical, execute, authorize and deliver to the Administrative Agent upon request all such other and further documents, agreements and instruments in compliance with or performance of the covenants and agreements of such Credit Parties in the Financing Documents, including this Agreement, or to further evidence and more fully describe the Collateral, or to correct any omissions in the Financing Documents, or more fully to state the security obligations set out herein or in any of the Financing Documents, or to perfect, protect or preserve any Liens created pursuant to any of the Financing Documents, or to make any recordings, to file any notices, or obtain any consents, all as may be necessary or appropriate in connection therewith.

         SECTION 6.4 PERFORMANCE OF OBLIGATIONS. The Borrower will pay the Notes according to the reading, tenor and effect thereof; and Parent and the Borrower will do and perform every act and discharge all of the obligations provided to be performed and discharged by Parent and the Borrower under the Financing Documents, including this Agreement, at the time or times and in the manner specified therein, and cause each of the other Credit Parties to take such action with respect to their obligations to be performed and discharged under the Financing Documents to which they respectively are parties.

         SECTION 6.5 INSURANCE. Parent will, and will cause its Subsidiaries to, maintain or cause to be maintained, with financially sound and reputable insurers, insurance with respect to their respective Properties and business against such liabilities, casualties, risks and contingencies and in such types (including business interruption insurance and flood insurance) and amounts as is customary in the case of Persons engaged in the same or similar businesses and similarly situated and in accordance with any Governmental Requirement. Parent and the Borrower will obtain endorsements to the policies naming the Administrative Agent as a loss payee and/or additional insured, as applicable, and containing provisions that such policies will not be canceled without 30 days prior written notice having been given by the insurance company to the Administrative Agent.

         SECTION 6.6 ACCOUNTS AND RECORDS. Parent will keep, and will cause each of the other Credit Parties to keep, proper books of record and account in accordance with GAAP.

         SECTION 6.7 RIGHT OF INSPECTION. Parent will permit, and will cause each of the other Credit Parties to permit, any officer, employee or agent of the Administrative Agent or any Lender to visit and inspect any of the Properties of any Credit Party, examine such Credit Party's books of record and accounts, take copies and extracts therefrom, and discuss the affairs, finances and accounts of Parent or any other Credit Party with Parent's or such other Credit Party's officers, accountants and auditors, as often and all at such reasonable times during normal business hours (and, provided no Default or Event of Default has occurred and is continuing, upon not less than one day's prior notice), as may be reasonably requested by the Administrative Agent or any of the Lenders.

         SECTION 6.8 OPERATION AND MAINTENANCE OF PROPERTY. Parent will, and will cause its Subsidiaries to, operate its Properties or cause its Properties to be operated and maintained (a) in accordance with prudent industry practice in all material respects and in compliance in all material respects with the terms and provisions of all applicable leases, contracts and agreements and except where the noncompliance therewith could not reasonably be expected to cause or result in a Material Adverse Effect, in compliance with all applicable laws of the jurisdiction in which such Properties may be situated, and all applicable laws, rules and regulations of every other Governmental Authority from time to time constituted to regulate the ownership and operation of such Properties.

         SECTION 6.9 REPORTING COVENANTS. So long as any Lender has any Commitment hereunder or any Loan remains unpaid or any Revolving Credit Exposure remains outstanding, Parent and the Borrower will furnish the following to each of the Lenders:

                  (a) ANNUAL FINANCIAL STATEMENTS. As soon as available and in any event within 105 days after the end of each Fiscal Year, a consolidated balance sheet of Parent and its Subsidiaries as at the end of such year and the related consolidated statements of income, retained earnings and cash flows of Parent and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail and accompanied by a report thereon of independent public accountants of recognized national standing, which report shall state that such consolidated financial statements present fairly the consolidated financial condition as at the end of such Fiscal Year, and the consolidated results of operations and cash flows for such Fiscal Year, of Parent and its Subsidiaries in accordance with

GAAP, applied on a consistent basis, and shall be unqualified. At the same time, a consolidating balance sheet of Parent and its Subsidiaries as at the end of such year and related consolidating statements of income and cash flows for such Fiscal Year (in each case consolidating on the basis of principal lines of business of Parent and its Subsidiaries), accompanied by a certification thereon of a Responsible Officer, stating that such consolidating financial statements form the basis of Parent's consolidated financial statements and are fairly stated in all material respects when considered in relation thereto.

                  (b) QUARTERLY FINANCIAL STATEMENTS. As soon as available and in any event within 50 days after the end of each Fiscal Quarter, a consolidated balance sheet of Parent and its Subsidiaries as at the end of such quarter and the related consolidated statements of income, retained earnings and cash flows of Parent and its Subsidiaries for such Fiscal Quarter and for the portion of Parent's Fiscal Year ended at the end of such quarter, setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of Parent's previous Fiscal Year, all in reasonable detail and certified by a Responsible Officer that such financial statements are complete and correct and fairly present the consolidated financial condition as at the end of such Fiscal Quarter, and the consolidated results of operations and cash flows for such Fiscal Quarter and such portion of Parent's Fiscal Year, of Parent and its Subsidiaries in accordance with GAAP (subject to normal, year-end adjustments). At the same time, a consolidating balance sheet of Parent and its Subsidiaries at the end of such Fiscal Quarter and related consolidating statements of income and cash flows, for the portion of Parent's Fiscal Year ended at such quarter (in each case consolidating on the basis of principal lines of business of Parent and its Subsidiaries), accompanied by a certification from a Responsible Officer that such consolidating financial statements form the basis of Parent's consolidated financial statements and are fairly stated in all material respects when considered in relation thereto.

                  (c) NO DEFAULT; COMPLIANCE CERTIFICATE. Together with the financial statements required pursuant to Section 6.9(a) and Section 6.9(b) above, a certificate of Parent substantially in the form of Exhibit E, signed by a Responsible Officer (1) stating that a review of such financial statements during the period covered thereby and of the activities of Parent and its Subsidiaries has been made under such Responsible Officer's supervision with a view to determining whether Parent and its Subsidiaries have fulfilled all of their obligations under this Agreement, the other Financing Documents, and the Notes; (2) stating that Parent and its Subsidiaries have fulfilled their obligations under such instruments and that all representations made in this Agreement continue to be true and correct (or specifying the nature of any change), or if there shall be a Default or Event of Default, specifying the nature and status thereof and Parent's proposed response thereto; (3) demonstrating in reasonable detail compliance (including, but not limited to, showing all material calculations) as at the end of such Fiscal Year or such Fiscal Quarter with Section 7.1(a) and Section 7.1(b); and (4) containing or accompanied by such financial or other details, information and material as the Administrative Agent may reasonably request to evidence such compliance.

                  (d) MANAGEMENT LETTERS. Together with the financial statements required pursuant to Section 6.9(a) above, copies of each management letter (if any) issued to Parent by such accountants promptly following consideration or review by the Board of Directors of Parent, or any committee thereof (together with any response thereto prepared by Parent).

                  (e) EVENTS OR CIRCUMSTANCES WITH RESPECT TO COLLATERAL. Promptly after the occurrence of any event or circumstance concerning or changing any of the Collateral that could have a Material Adverse Effect, notice of such event or circumstance in reasonable detail.

                  (f) NOTICE OF CERTAIN EVENTS. Promptly after Parent or the Borrower learns of the receipt or occurrence of any of the following, a certificate of Parent, signed by a Responsible Officer specifying (1) any official notice of any violation, possible violation, non-compliance or possible non-compliance, or claim made by any Governmental Authority pertaining to all or any part of the Properties of Parent or any Subsidiary of Parent which could reasonably be expected to have a Material Adverse Effect; (2) any event which constitutes a Default or Event of Default, together with a detailed statement specifying the nature thereof and the steps being taken to cure such Default or Event of Default; (3) the receipt of any notice from, or the taking of any other action by, the holder of any promissory note, debenture or other evidence of Indebtedness in excess of $500,000 of Parent or any Subsidiary of Parent with respect to a claimed default, together with a detailed statement specifying the notice given or other action taken by such holder and the nature of the claimed default and what action such Person is taking or proposes to take with respect thereto; (4) any default or noncompliance of any party to any of the Financing Documents with any of the terms and conditions thereof or any notice of termination or other proceedings or actions which could reasonably be expected to adversely affect any of the Financing Documents; (5) the creation, dissolution, merger or acquisition of Parent or any Subsidiary of Parent; (6) any event or condition not previously disclosed to the Administrative Agent which violates any Environmental Law and which could have a Material Adverse Effect; (7) any material amendment to, termination of, or default under any material contract or any execution of, or material amendment to, termination of, or material default under, any material collective bargaining agreement; or (8) any event or condition which could reasonably be expected to have a Material Adverse Effect.

                  (g) SHAREHOLDER COMMUNICATIONS, FILINGS. Promptly upon the mailing, filing, or making thereof, copies of all registration statements, periodic reports and other documents (excluding the related exhibits except to the extent expressly requested by the Administrative Agent) filed by Parent or any Subsidiary of Parent with the Securities and Exchange Commission (or any successor thereto) or any national securities exchange.

                  (h) LITIGATION. Promptly after the occurrence thereof, notice of the institution of or any material adverse development in any action, suit or proceeding or any governmental investigation or any arbitration, before any Governmental Authority or official thereof, against Parent, any Subsidiary of Parent, HRY or any material Property of any thereof, in which the amount involved is material and not covered by insurance or which, if adversely determined, would have a Material Adverse Effect.

                  (i) ERISA. Promptly after (1) Parent's or the Borrower's obtaining knowledge of the occurrence thereof, notice that an ERISA Termination Event or a "prohibited transaction," as such term is defined in Section 406 of ERISA or Section 4975 of the Code, with respect to any Plan has occurred which could result in liability to Parent, its Subsidiaries or any ERISA Affiliate, which such notice shall specify the nature thereof, Parent's proposed response thereto (and, if applicable, the proposed response thereto of any Subsidiary of Parent and of any ERISA Affiliate) and, where known, any action taken or proposed by the Internal Revenue

Service, the Department of Labor or the PBGC with respect thereto, (2) Parent's or the Borrower's obtaining knowledge thereof, copies of any notice of the PBGC's intention to terminate or to have a trustee appointed to administer any Plan, and (3) the filing thereof with any Governmental Authority (if requested by the Administrative Agent), copies of each annual and other report (including applicable schedules) with respect to each Plan or any trust created thereunder.

                  (j) INSURANCE COVERAGE. Upon request, a summary of the insurance coverages of Parent and each other Credit Party in form and substance reasonably satisfactory to the Administrative Agent; upon renewal of any such insurance policy, a copy of an insurance certificate summarizing the terms of such policy; and upon request of the Administrative Agent, copies of the applicable policies.

                  (k) ANNUAL BUDGET. As soon as available and in any event not later than April 1 of each Fiscal Year, a budget of Parent and its Subsidiaries on a consolidating and consolidated basis for such Fiscal Year (prepared on a quarterly basis), reviewed by the Board of Directors of Parent, setting forth in reasonable detail, the projected revenues and expenses of Parent and its Subsidiaries for such Fiscal Year.

                  (l) COLLATERAL VALUE CERTIFICATE. On or before the 21st day of each calendar month, a Collateral Value Certificate in the form attached hereto as Exhibit F, prepared as of the last day of the immediately preceding calendar month.

                  (m) NOTICES TO HOLDERS OF SUBORDINATED DEBENTURES. Copies of any material financial or other material report or material notice delivered to, or received from, any holders of Subordinated Debentures, which such report or notice has not been delivered to the Lenders hereunder.

                  (n) EVIDENCE OF GOTHAM LITIGATION PAYMENT AND SEPARATION AGREEMENT PAYMENT. Promptly following the Gotham Litigation Payment Date and the Separation Agreement Payment Date, as applicable, evidence reasonably satisfactory to the Administrative Agent that (1) $5,000,000 of the Gotham Judgment has been paid using the proceeds of the SPA Loans, and (2) the Section
5.1 Payment (as such term is defined in the Separation Agreement) has been paid in full.

                  (o) OTHER INFORMATION. With reasonable promptness, such other information about the business and affairs and financial condition of Parent and its Subsidiaries as the Administrative Agent may reasonably request from time to time.

                                    ARTICLE 7
                               NEGATIVE COVENANTS

         So long as any Lender has any Commitment hereunder or any Loan remains unpaid or any Revolving Credit Exposure remains outstanding, Parent and the Borrower covenant and agree that they will not:

         SECTION 7.1       FINANCIAL COVENANTS.

                  (a) Permit the Net Cash Flow of Parent on a consolidated basis for the Rolling Period ending on the most recent Quarterly Date to be less than $4,400,000.

                  (b) Permit the Debt Service Coverage Ratio for the Rolling Period ending on the most recent Quarterly Date to be less than 1.20 to 1.00.

                  (c) Permit the Senior Leverage Ratio at the end of any Fiscal Quarter to be greater than 2.50 to 1.00.

         SECTION  7.2      INDEBTEDNESS.

                  (a) Permit any Subsidiary Guarantor (other than Hallwood Realty in its capacity as the general partner of HRY) to create, incur or suffer to exist, any Indebtedness, or

                  (b) create, incur, assume or suffer to exist any Indebtedness, other than:

                           (1)      the Lender Indebtedness;

                           (2) Indebtedness outstanding on the date hereof which is set forth on Schedule 7.2, and any refinancings, refundings, renewals or extensions thereof (without any (A) increase in the principal amount thereof or rate of interest thereon, or (B) acceleration of the date of, or increase in the amount of, any payment of principal thereon);

                           (3) Indebtedness evidenced by the Subordinated Debentures;

                           (4) Indebtedness evidenced by the Parent Intercompany Notes;

                           (5) obligations for current Taxes, assessments and other governmental charges and Taxes, assessments or other governmental charges which are not yet due or are being contested in good faith by appropriate action or proceeding promptly initiated and diligently conducted, if reserves as shall be required by GAAP shall have been made therefor;

                           (6)      Indebtedness referenced in Section 7.6(f);

                           (7)      purchase money Indebtedness referenced in
         Section 7.3(h); and

                           (8) other Indebtedness so long as immediately after giving effect thereto and the application of the proceeds therefrom, the Debt Service Coverage Ratio would be greater than 1.30 to 1.00 (computed to give pro forma effect to the creation, incurrence or assumption of such Indebtedness).

         SECTION 7.3. LIENS. Create, incur, assume or suffer to exist any Lien on any of its Property now owned or hereafter acquired to secure any Indebtedness of any Credit Party or any other Person, other than:

                  (a)      Liens existing on the date hereof and set forth on
Schedule 7.3;

                  (b)      Liens securing the Lender Indebtedness;

                  (c) Liens for Taxes, assessments or other governmental charges or levies not yet due or which are being contested in good faith by appropriate action or proceedings and with respect to which adequate reserves are being maintained;

                  (d) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen, repairmen, workmen, and other Liens imposed by law created in the ordinary course of business for amounts which are not past due for more than 30 days or which are being contested in good faith by appropriate action or proceedings and with respect to which adequate reserves in accordance with GAAP are being maintained;

                  (e) Liens incurred or deposits or pledges made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, old age or other similar obligations, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

                  (f) minor irregularities in title, easements, rights-of-way, restrictions, servitudes, permits, reservations, exceptions, conditions, covenants and other similar charges or encumbrances not materially interfering with the occupation, use and enjoyment by any Credit Party of any of their respective Properties in the normal course of business or materially impairing the value thereof;

                  (g) any obligations or duties affecting any of the Property of any Credit Party to any municipality or public authority with respect to any franchise, grant, license or permit which do not materially impair the use of such Property for the purposes for which it is held;

                  (h) Liens encumbering Property of any Credit Party securing Indebtedness incurred to finance the purchase price of such Property; provided, that (1) no such Lien shall encumber any Property of any Credit Party other than the Property acquired with the proceeds of such Indebtedness, and (2) the Indebtedness secured by any such Lien shall not exceed the purchase price of the Property purchased with the proceeds of such Indebtedness; and

                  (i) extensions, renewals or replacements of any Lien referred to in Section 7.3(a), provided that the principal amount of the Indebtedness or obligation secured thereby is not increased and that any such extension, renewal or replacement is limited to the Property originally encumbered thereby.

         SECTION 7.4 MERGERS, SALES, ETC. Merge into or with or consolidate with any other Person, or sell, lease or otherwise dispose of all or substantially all of its Property to any other Person. In addition to the foregoing, Parent and the Borrower will not sell, lease, transfer, abandon or otherwise dispose of any Collateral; provided, that, any Credit Party may sell, transfer or otherwise dispose of any such Collateral or all or substantially all of its Property if each of the following conditions is satisfied: (a) the Borrower shall have provided the

Administrative Agent with not less than ten (10) Business Days notice of such sale, transfer or other disposition, (b) no Benchmark Collateral Value Deficiency exists prior to the consummation of such sale, transfer or other disposition, (c) no Default has occurred which is continuing, and (d) the Borrower will immediately upon the consummation of such sale, transfer or other disposition either (1) make a prepayment of principal on the Loans as set forth in Section 2.8(d)(1) in an amount sufficient to eliminate any resulting Benchmark Collateral Deficiency, or submit additional Collateral owned by Parent or the Borrower consisting of cash, marketable Equity or other Equity reasonably acceptable to the Administrative Agent and Required Lenders with a value sufficient to increase the aggregate value of all Collateral securing the Lender Indebtedness to an amount not less than 200% of the then outstanding principal balance of the Loans. Simultaneously with the submission of additional Collateral pursuant to clause (d)(2) of this Section 7.4, the Borrower shall deliver to the Administrative Agent and each Lender a Collateral Value Certificate in the form of Exhibit F hereto covering the existing and additional proposed Collateral.

         SECTION 7.5 RESTRICTED PAYMENTS. Declare, pay or make, or agree to declare, pay or make, directly or indirectly, any Restricted Payment, except that:

                  (a)      Parent may declare and pay dividends with respect to
(1) its Series B Preferred Stock in cash, and (2) its capital stock solely in additional shares of its common stock;

                  (b)      the Borrower may declare and pay dividends to Parent;
and

                  (c) provided no Default, Event of Default or Benchmark Collateral Deficiency then exists, and provided further no Default or Event of Default would result from any such Restricted Payment, Parent and its Subsidiaries may make other Restricted Payments as long as at any date on which such Restricted Payments are made and immediately after giving effect thereto, the sum of the aggregate amount of all Restricted Payments made from and after the Closing Date to and including such date shall not exceed the Restricted Payment Limit in effect at such date.

         SECTION 7.6 INVESTMENTS, LOANS, ETC. Make or permit any loans to or investments in any Person, other than:

                  (a) investments, loans or advances, the material details of which have been set forth on Schedule 5.7;

                  (b) investments in direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

                  (c) investments in certificates of deposit of maturities less than one year, issued by commercial banks in the United States having capital and surplus in excess of $100,000,000 and having short-term credit ratings of at least A1 and P1 by Standard & Poor's Ratings Group and Moody's Investors Service, Inc., respectively;

                  (d) investments in commercial paper of maturities of not more than 180 days rated the highest credit rating obtainable from Standard & Poor's Ratings Group and Moody's Investors Service, Inc.;

                  (e) investments in securities that are obligations of the United States government purchased by Parent or any Subsidiary of Parent under fully collateralized repurchase agreements pursuant to which arrangements are made with selling financial institutions (being a financial institution having unimpaired capital and surplus of not less than $100,000,000 and with short-term credit ratings of at least A1 and P1 by Standard & Poor's Ratings Group and Moody's Investors Service, Inc., respectively) for such financial institutions to repurchase such securities within 30 days from the date of purchase by Parent or such Subsidiary, and other similar short-term investments made in connection with Parent's or any of its Subsidiary's cash management practices; provided, that Parent shall take possession of all securities purchased by Parent or any Subsidiary under repurchase agreements and shall adhere to customary margin and mark-to-market procedures with respect to fluctuations in value;

                  (f) investments, contributions, loans or advances to Parent or any Subsidiary of Parent; provided, that such loans or advances are subordinated to the repayment of the Lender Indebtedness on terms and conditions satisfactory to the Administrative Agent; and

                  (g) investments, loans or advances (in addition to those contemplated by Section 7.6(a) through Section 7.6(f)) measured at cost on a cumulative basis from and after the date of this Agreement not exceeding $500,000 in principal amount.

         SECTION 7.7 SALES AND LEASEBACKS. Enter into any arrangement, directly or indirectly, with any Person whereby Parent or any other Credit Party shall sell or transfer any Property, whether now owned or hereafter acquired, and whereby Parent or any other Credit Party shall then or thereafter rent or lease as lessee such Property or any part thereof or other Property which Parent or any other Credit Party intends to use for substantially the same purpose or purposes as the Property sold or transferred.

         SECTION 7.8 NATURE OF BUSINESS. Except with the consent of the Lenders, engage in, or permit any Subsidiary of Parent to engage in, any business other than the businesses in which they are engaged as of the Closing Date or that are directly related thereto.

         SECTION 7.9       ERISA COMPLIANCE. Except for matters described in
Section 7.9(a), Section 7.9(b), Section 7.9(c), Section 7.9(g) and Section 7.9(i) below that could not reasonably be expected, individually or in the aggregate, to result in any material liability of Parent, any Subsidiary of Parent or any ERISA Affiliate:

                  (a) Engage in, or permit a Subsidiary of Parent or any ERISA Affiliate to engage in, any transaction in connection with which Parent, a Subsidiary of Parent or any ERISA Affiliate could be subjected to either a civil penalty assessed pursuant to Sections 502(c), (i) or (l) of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code;

                  (b) Terminate, or permit a Subsidiary of Parent or any ERISA Affiliate to terminate, any Plan in a manner, or take any other action with respect to any Plan, which could reasonably be expected to result in any material liability of Parent, a Subsidiary of Parent or any ERISA Affiliate to the PBGC or any other Governmental Authority;

                  (c) Fail to make, or permit a Subsidiary of Parent or any ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Plan, agreement relating thereto or applicable law, Parent, a Subsidiary of Parent or any ERISA Affiliate is required to pay as contributions thereto;

                  (d) Permit to exist, or allow a Subsidiary of Parent or any ERISA Affiliate to permit to exist, any accumulated funding deficiency within the meaning of Section 302 of ERISA or Section 412 of the Code, whether or not waived, with respect to any Plan;

                  (e) Contribute to or assume an obligation to contribute to, or permit a Subsidiary of Parent or any ERISA Affiliate to contribute to or assume an obligation to contribute to, any "multiemployer plan" as such term is defined in Section 3(37) or 4001(a)(3) of ERISA;

                  (f) Acquire, or permit a Subsidiary of Parent or any ERISA Affiliate to acquire, an interest in any Person that causes such Person to become an ERISA Affiliate with respect to Parent or a Subsidiary of Parent or with respect to any ERISA Affiliate of Parent or a Subsidiary of Parent if such Person sponsors, maintains or contributes to, or at any time in the six-year period preceding such acquisition has sponsored, maintained, or contributed to, any "multiemployer plan" as such term is defined in Section 3(37) or 4001(a)(3) of ERISA;

                  (g) Fail to pay, or cause to be paid, to the PBGC in a timely manner, and without incurring any late payment or underpayment charge or penalty, all premiums required pursuant to Sections 4006 and 4007 of ERISA;

                  (h) Amend, or permit a Subsidiary of Parent or any ERISA Affiliate to amend, a Plan resulting in an increase in current liability such that Parent, a Subsidiary of Parent or any ERISA Affiliate is required to provide security to such Plan under Section 401(a)(29) of the Code;

                  (i) Incur, or permit a Subsidiary of Parent or any ERISA Affiliate to incur, a material liability to or on account of a Plan under Sections 515, 4062, 4063, 4064, 4201 or 4204 of ERISA; or

                  (j) Permit, or allow a Subsidiary of Parent or any ERISA Affiliate to permit, the actuarial present value of the benefit liabilities (computed on an accumulated benefit obligation basis in accordance with GAAP) under all Plans in the aggregate to exceed the current value of the assets of all Plans in the aggregate that are allocable to such benefit liabilities.

         SECTION 7.10 SALE OR DISCOUNT OF RECEIVABLES. Sell, with or without recourse, for discount or otherwise, any notes or accounts receivable.

         SECTION 7.11 NEGATIVE PLEDGE AGREEMENTS. Create, incur, assume or suffer to exist, any contract, agreement or understanding which in any way prohibits or restricts the granting, conveying, creation or imposition of any Lien on any Collateral of any Credit Party, or which requires the consent of or notice to other Persons in connection therewith other than (a) this Agreement and the other Financing Documents, and (b) the Subordinated Debentures Indenture and the Subordinated Debentures.

         SECTION 7.12 TRANSACTIONS WITH AFFILIATES. Except as may be expressly permitted by the terms of the Financing Documents, enter into any transaction or series of transactions, or permit any Subsidiary of Parent to enter into any transaction or series of transactions, with Affiliates of any such Person (other than Subsidiaries of Parent) which involve an outflow of money or other Property from Parent, any of its Subsidiaries or any other such Person to an Affiliate of Parent or any other such Person (other than Subsidiaries of Parent), including, but not limited to, repayment of Indebtedness, management fees, compensation, salaries, bonuses, asset purchase payments or any other type of fees or payments similar in nature except for (a) provided no Event of Default has occurred which is continuing, consulting fees payable to HSC Financial by any Credit Party, under Parent's existing agreement with such corporation, provided, that, the amount of such fees does not exceed $980,000 in any Fiscal Year, and (b) those which are in the ordinary course of business of Parent, any of its Subsidiaries or such other Person and are on fair and reasonable terms no less favorable than would be obtained in a comparable arm's length transaction with a Person not an Affiliate.

         SECTION 7.13 UNCONDITIONAL PURCHASE OBLIGATIONS. Enter into or be a party to any material contract for the purchase of materials, supplies or other property or services, if such contract requires that payment be made by it regardless of whether or not delivery is ever made of such materials, supplies or other property or services.

         SECTION 7.14 INTERCOMPANY TRANSACTIONS. Create, or permit any Subsidiary of Parent (other than Brookwood) to create, or otherwise cause or permit to exist or become effective, except as may be expressly permitted or required by the Financing Documents, any consensual encumbrance or restriction of any kind on the ability of any such Person to (a) pay dividends or make any other distribution to Parent or any Subsidiary of Parent in respect of such Person's Equity or with respect to any other interest or participation in, or measured by, its profits, (b) pay any Indebtedness owed to Parent or any Subsidiary of Parent, (c) make any loan or advance to Parent or any Subsidiary of Parent, or (d) sell, lease or transfer any of its Property to Parent or any Subsidiary of Parent.

         SECTION 7.15 MODIFICATIONS TO ORGANIZATIONAL DOCUMENTS. Amend, modify or waive (or permit the amendment, modification or waiver of) any provision or covenant contained in the organizational or charter documents of Parent or any Subsidiary of Parent if such amendment, modification or waiver would cause or result in a Material Adverse Effect.

         SECTION 7.16 MODIFICATIONS TO SUBORDINATED DEBENTURES; PAYMENT RESTRICTIONS.

                  (a) Amend, modify or waive any term or provision of the Subordinated Debentures or the Subordinated Debentures Indenture if the effect of such amendment, modification or waiver (1) subjects Parent or any Subsidiary of Parent to any additional material obligation, (2) increases the principal of or rate of interest on any Subordinated Debenture, (3) accelerates the date fixed for any payment of principal or interest on any Subordinated Debenture, or
(4) relates to the subordination provisions thereof.

                  (b) Make any payment on or defeasance of any part of the Subordinated Debentures (whether a voluntary or mandatory prepayment, a payment at scheduled maturity or otherwise), except, provided no Default, Event of Default or Benchmark Collateral Deficiency has occurred and is continuing, (1) regularly scheduled payments of interest on the Subordinated Debentures, and (2) payment from the Net Cash Proceeds received upon the consummation of any Brookwood Disposition.

         SECTION 7.17 PROCEEDS OF LOANS. The Borrower will not permit the proceeds of the Loans to be used for any purpose other than as set forth in hereof.

                                    ARTICLE 8
                                EVENTS OF DEFAULT

         Upon the occurrence and during the continuance of any of the following specified events (each an "EVENT OF DEFAULT"):

         SECTION 8.1       PAYMENTS.

                  (a) the Borrower shall fail to pay when due (including, but not limited to, by mandatory prepayment required pursuant to Section 2.8) any principal of, or interest on, any Loan or any Note, or

                  (b) the Borrower or Parent shall fail to pay any fee or any other amount payable hereunder or under any other Financing Document, and such failure to pay shall continue unremedied for a period of five days.

         SECTION 8.2 COVENANTS WITHOUT NOTICE. Parent and/or the Borrower shall fail to observe or perform any covenant or agreement contained in Section 4.3, Section 6.1, Section 6.5, or Section 6.7;

         SECTION 8.3 OTHER COVENANTS. Parent and/or the Borrower shall fail to observe or perform any covenant or agreement contained in Section 6.9 or
Article 7 and, if capable of being remedied, such failure shall remain unremedied for ten days after the earlier of (1) Parent's or the Borrower's obtaining knowledge thereof, or (2) written notice thereof shall have been given to Parent or the Borrower by the Administrative Agent, or (b) this Agreement, other than those referred to in Section 8.1, Section 8.2 or Section 8.3(a) and, if capable of being remedied, such failure shall remain unremedied for 30 days after the earlier of (1) Parent's or the Borrower's obtaining knowledge thereof, or (2) written notice thereof shall have been given to Parent or the Borrower by the Administrative Agent;

         SECTION 8.4 OTHER FINANCING DOCUMENT OBLIGATIONS. Default is made in the due observance or performance by Parent or any other Credit Party of any of the covenants or agreements contained in any Financing Document other than this Agreement, and such default continues unremedied beyond the expiration of any applicable grace period which may be expressly allowed under such Financing Document;

         SECTION 8.5 REPRESENTATIONS. Any representation, warranty or statement made or deemed to be made by Parent or any other Credit Party or any of Parent's or such other Credit

Party's officers herein or in any other Financing Document, or in any certificate, request or other document furnished pursuant to or under this Agreement or any other Financing Document, shall have been incorrect in any material respect as of the date when made or deemed to be made;

         SECTION 8.6 NON-PAYMENTS OF OTHER INDEBTEDNESS. Parent or any other Credit Party shall fail to make any payment or payments of principal of or interest on any Indebtedness of Parent or such other Credit Party in excess of $500,000 in the aggregate when due (whether at stated maturity, by acceleration, on demand or otherwise) after giving effect to any applicable grace period;

         SECTION 8.7 DEFAULTS UNDER OTHER AGREEMENTS. Parent or any other Credit Party shall fail to observe or perform any covenant or agreement contained in any agreement(s) or instrument(s) relating to Indebtedness of Parent or such other Credit Party of $1,000,000 or more in the aggregate within any applicable grace period, or any other event shall occur, if the effect of such failure or other event is to accelerate, or, with respect to Parent and such other Credit Parties, to permit the holder of such Indebtedness or any other Person to accelerate, the maturity of $1,000,000 or more in the aggregate of such Indebtedness; or $100,000 or more in the aggregate of any such Indebtedness shall be, or if as a result of such failure or other event may be, required to be prepaid (other than prepayments resulting from excess cash flow) in whole or in part prior to its stated maturity;

         SECTION 8.8 BANKRUPTCY. (a) Any Credit Party shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy" as now or hereafter in effect, or any successor thereto (the "BANKRUPTCY CODE"); (b) an involuntary case is commenced against any Credit Party and the petition is not controverted within ten days, or is not stayed or dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the Property of any Credit Party; (c) any Credit Party commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to such Credit Party or there is commenced against such Credit Party any such proceeding which remains unstayed or undismissed for a period of 60 days; (d) any Credit Party is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (e) any Credit Party suffers any appointment of any custodian or the like for it or any substantial part of its Property to continue undischarged or unstayed for a period of 60 days; (f) any Credit Party makes a general assignment for the benefit of creditors; (g) any Credit Party shall fail to pay, or shall state in writing that it is unable to pay, or shall be unable to pay, its debts generally as they become due; (h) any Credit Party shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or (i) any corporate, limited liability company or other action is taken by any Credit Party for the purpose of effecting any of the foregoing;

         SECTION 8.9 MONEY JUDGMENT. (a) Judgments or orders for the payment of money (including the Gotham Judgment) involving in the aggregate at any time a liability (net of any insurance proceeds or indemnity payments actually received in respect thereof prior to or within 60 days from the entry thereof, or to be received in respect thereof in the event any appeal thereof shall be unsuccessful) of more than $500,000, or that would otherwise have a Material

Adverse Effect, shall be rendered against Parent or any other Credit Party and such judgment or order shall continue unsatisfied and in effect for a period of 60 days (other than with respect to the Gotham Judgment, in which case such period shall be 90 days) during which execution shall not be effectively stayed or deferred (whether by action of a court, by agreement or otherwise); or (b) any judgment or order for the payment of money increasing the Gotham Judgment shall be rendered against Parent or any other Credit Party and such judgment or order shall continue unsatisfied in accordance with the terms of such judgment or order and in effect for a period of 90 days during which execution shall not be effectively stayed or deferred (whether by action of a court, by agreement or otherwise).

         SECTION 8.10 DISCONTINUANCE OF BUSINESS. Any Credit Party shall cease to be principally engaged in the businesses and operations in which such Persons were principally engaged on the Closing Date;

         SECTION 8.11 FINANCING DOCUMENTS. Any Material Provision of any of the Financing Documents after delivery thereof shall for any reason, except to the extent permitted by the terms thereof, (a) cease to be in full force and effect and valid, binding and enforceable (except as enforceability may be limited as stated in Section 5.3) in accordance with its terms, or, (b) in the case of any of the Security Instruments, cease to create a valid and perfected Lien of the priority contemplated thereby on any of the Collateral purported to be covered thereby, or (c) Parent or any other Credit Party (or any other Person who may have granted or purported to grant such Lien) shall so state in writing that a set of circumstances under either of clause (a) or (b) preceding has occurred. As used in this Section 8.11, "MATERIAL PROVISION" shall mean (i) with respect to this Agreement, the Notes, or any Security Instrument, any material term, covenant, or agreement set forth therein, and (ii) with respect to any other Financing Document, any provision if the validity and enforceability thereof is necessary for such Financing Document to accomplish its stated or clearly intended purpose or that is otherwise necessary in order for any Lender to enforce any material right or remedy under any Financing Document;

         SECTION 8.12      CHANGE OF CONTROL. The occurrence of a Change of
Control;

         SECTION 8.13 SUBORDINATION OF LENDER INDEBTEDNESS. The Subordinated Debentures shall cease, for any reason, to be validly subordinated to the Lender Indebtedness, as provided in the Subordinated Debentures Indenture, or Parent, any Subsidiary of Parent, any Affiliate of any such Person, or any holder of Subordinated Debentures shall violate the subordination provisions of the Subordinated Debentures Indenture, or contest the validity thereof in any legal, arbitration, mediation or similar proceeding; or

         SECTION 8.14 DEFAULT UNDER SUBORDINATED INDEBTEDNESS. The occurrence of an event of default under the Subordinated Debentures Indenture after giving effect to any applicable grace or cure period provided in the Subordinated Debentures Indenture;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent, upon the written or telex request of the Required Lenders, shall, by written notice to Parent and the Borrower, take any or all of the following actions, without prejudice to the rights of the Administrative Agent, any Lender or the holder of any Note, to enforce its claims against Parent and the other Credit Parties: (x) declare the entire principal amount of and all accrued interest on all Lender Indebtedness then outstanding to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest, notice of protest or dishonor, notice of acceleration, notice of intent to accelerate or other notice of any kind, all of which are hereby expressly waived by Parent and the Borrower, (y) terminate the Revolving Credit Commitment, and, as applicable, the SPA Term Loan Commitment or the SPA Loan Commitment, and (z) thereupon take such action as it may deem desirable under and pursuant to the Financing Documents; provided, that, if an Event of Default specified in Section 8.8 shall occur, the result which would occur upon the giving of written notice by the Administrative Agent to Parent and the Borrower, as specified above, shall occur automatically without the giving of any such notice.

                                    ARTICLE 9
                            THE ADMINISTRATIVE AGENT

         SECTION 9.1 APPOINTMENT OF ADMINISTRATIVE AGENT. Each Lender hereby designates the Administrative Agent as its agent to act as herein specified and as specified in the other Financing Documents. Each Lender hereby irrevocably authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement, the Notes, and the other Financing Documents and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Administrative Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Administrative Agent may perform any of its duties hereunder by or through its agents or employees.

         SECTION 9.2 LIMITATION OF DUTIES OF ADMINISTRATIVE AGENT. The Administrative Agent shall have no duties or responsibilities except those expressly set forth with respect to the Administrative Agent in this Agreement and as specified in the other Financing Documents. Neither the Administrative Agent nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted by it as such hereunder or in connection herewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Administrative Agent shall be mechanical and administrative in nature; the Administrative Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement except as expressly set forth herein.

         SECTION 9.3       LACK OF RELIANCE ON THE ADMINISTRATIVE AGENT.

                  (a) INDEPENDENT INVESTIGATION. Independently and without reliance upon the Administrative Agent, each Lender, to the extent it deems appropriate, has made and shall continue to make (1) its own independent investigation of the financial condition and affairs of the Credit Parties in connection with the taking or not taking of any action in connection herewith, and (2) its own appraisal of the creditworthiness of the Credit Parties, and, except as expressly provided in this Agreement and the other Financing Documents, the Administrative Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the consummation of the transactions contemplated herein or at any time or times thereafter.

                  (b) ADMINISTRATIVE AGENT NOT RESPONSIBLE. The Administrative Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein, in any Financing Document or in any other document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, priority or sufficiency of this Agreement, the Notes, or the other Financing Documents or the financial condition of the Credit Parties or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Notes or the other Financing Documents, or the financial condition of the Credit Parties, or the existence or possible existence of any Default or Event of Default.

         SECTION 9.4 CERTAIN RIGHTS OF THE ADMINISTRATIVE AGENT. If the Administrative Agent shall request instructions from the Required Lenders with respect to any act or action (including the failure to act) in connection with this Agreement, the Notes and the other Financing Documents, the Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from the Required Lenders; and the Administrative Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting under this Agreement, the Notes and the other Financing Documents in accordance with the instructions of the Required Lenders, or to the extent required by Section 10.2, all of the Lenders.

         SECTION 9.5 RELIANCE BY ADMINISTRATIVE AGENT. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other documentary teletransmission or telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person. The Administrative Agent may consult with legal counsel (including counsel for the Credit Parties), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

         SECTION 9.6 INDEMNIFICATION OF ADMINISTRATIVE AGENT. TO THE EXTENT THE ADMINISTRATIVE AGENT IS NOT REIMBURSED AND INDEMNIFIED BY THE CREDIT PARTIES, EACH LENDER WILL REIMBURSE AND INDEMNIFY THE ADMINISTRATIVE AGENT ON A PRO RATA BASIS, FOR AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES (INCLUDING REASONABLE COUNSEL FEES AND DISBURSEMENTS) OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE ADMINISTRATIVE AGENT IN PERFORMING ITS DUTIES HEREUNDER, IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT AND BY REASON OF THE ORDINARY NEGLIGENCE OF THE ADMINISTRATIVE AGENT; PROVIDED, THAT NO LENDER SHALL BE LIABLE TO THE ADMINISTRATIVE AGENT FOR ANY PORTION OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS

RESULTING FROM, AS TO THE ADMINISTRATIVE AGENT, THE ADMINISTRATIVE AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

         SECTION 9.7 FIRST BANK IN ITS INDIVIDUAL CAPACITY. With respect to their obligations under this Agreement, the Loans made by it and the Notes issued to it, First Bank, in its individual capacity as a Lender and not as the Administrative Agent, shall have the same rights and powers hereunder as any other Lender or holder of a Note and may exercise the same as though it were not performing the duties, if any, specified herein; and the terms "Lenders," "Required Lenders," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include First Bank in its individual capacity. First Bank, in its individual capacity as a Lender and not as the Administrative Agent, may accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with any Credit Party or any Affiliate of any Credit Party as if it were not performing the duties, if any, specified herein, and may accept fees and other consideration from any Credit Party for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

         SECTION 9.8 MAY TREAT LENDER AS OWNER. Each Credit Party and the Administrative Agent may deem and treat each Lender as the owner of such Lender's Note for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the owner of a Note shall be conclusive and binding on any subsequent owner, transferee or assignee of such Note or any promissory note or notes issued in exchange therefor.

         SECTION 9.9       SUCCESSOR ADMINISTRATIVE AGENT.

                  (a) ADMINISTRATIVE AGENT RESIGNATION. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders, Parent and the Borrower and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right, upon five days' notice to Parent and the Borrower, to appoint a successor Administrative Agent, subject to the approval of Parent and the Borrower, such approval not to be unreasonably withheld. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Administrative Agent, then, upon five (5) days' notice to Parent and the Borrower, the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent (subject to approval of Parent and the Borrower, such approval not to be unreasonably withheld), which shall be a bank which maintains an office in the United States, or a commercial bank organized under the laws of the United States of America or of any State thereof, or any Affiliate of such bank, having a combined capital and surplus of at least $200,000,000.

                  (b) RIGHTS, POWERS, ETC. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

                                   ARTICLE 10
                                  MISCELLANEOUS

         SECTION 10.1 NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including, telecopy or similar teletransmission or writing) and shall be given to such party at its address or telecopy number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify by notice to the Administrative Agent, Parent and the Borrower. Each such notice, request or other communication shall be effective (a) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (b) if given by any other means (including, but not limited to, by air courier), when delivered at the address specified in this
Section 10.1; provided, that no notice to the Administrative Agent shall be effective until actually and physically received.

         SECTION 10.2 AMENDMENTS AND WAIVERS. Neither this Agreement nor any other Financing Document, nor any terms hereof or thereof, may be amended, supplemented or modified except in accordance with the provisions of this
Section 10.2. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent shall, from time to time, (x) enter into with any Credit Party to the extent a party hereto or thereto, written amendments, supplements or modifications hereto and to the other Financing Documents for the purpose of adding any provisions to this Agreement or to the other Financing Documents or changing in any manner the rights or obligations of the Lenders or any Credit Party hereunder or thereunder or (y) waive at Parent's or the Borrower's request, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Financing Documents or any Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall:

                  (a) (1) reduce the amount or extend the scheduled date of maturity of any Loan or of any scheduled installment thereof, (2) reduce the stated rate of any interest or fee payable hereunder, (3) extend the scheduled date of any payment thereof, (4) modify any provision that provides for the ratable sharing by the Lenders of any payment or prepayment of Lender Indebtedness to provide for a non-ratable sharing thereof, (5) increase the amount or extend the expiration date of any Lender's Commitment, or (6) amend, modify or waive any provision of Section 2.17, in each case without the prior written consent of each Lender directly affected thereby;

                  (b)      (1) change the currency in which any Loan is payable,
(2) amend, modify or waive any provision of this Section 10.2, or (3) reduce the percentage specified in the definition of Required Lenders, in each case without the written consent of all of the Lenders;

                  (c) release (1) Parent from its obligations under the Parent Guaranty, (2) any Subsidiary Guarantor from its obligations under any Subsidiary Facility Guaranty, or (3) any material part of the Collateral, without the written consent of all of the Lenders, except as expressly permitted hereby; provided, that the Administrative Agent shall release (without consent from the Lenders) any Collateral sold, transferred or otherwise disposed of as permitted by Section 7.4; and

                  (d) amend, modify or waive any provision of Article 9 without the written consent of the Administrative Agent.

                  Any waiver and any amendment, supplement or modification pursuant to this Section 10.2 shall apply to each of the Lenders and shall be binding upon Parent, the Borrower, the Subsidiary Guarantors, the Lenders, the Administrative Agent and all future holders of the Loans. In the case of any waiver, Parent, the Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the other Financing Documents, and any Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default, or impair any right consequent thereon.

         SECTION 10.3 NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of any Credit Party or the Administrative Agent or any Lender or any holder of any Note in exercising any right or remedy under this Agreement or any other Financing Document and no course of dealing between any Credit Party, the Administrative Agent or any Lender or any holder of any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy under the Notes, this Agreement or any other Financing Document preclude any other or further exercise thereof or the exercise of any other right or remedy under the Notes, this Agreement or any other Financing Document. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any Credit Party, the Administrative Agent or any Lender would otherwise have. No notice to or demand on any Credit Party not required under the Notes, this Agreement or any other Financing Document in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or the Lenders to any other or further action in any circumstances without notice or demand.

         SECTION 10.4 PAYMENT OF EXPENSES, INDEMNITIES, ETC. Parent and the Borrower agree to (and shall be jointly and severally liable for):

                  (a) EXPENSES. Whether or not the transactions hereby contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in the administration (both before and after the execution hereof and including advice of counsel for the Administrative Agent as to the rights and duties of the Administrative Agent and the Lenders with respect thereto) of, and in connection with the preparation, execution and delivery of, recording or filing of, preservation of rights under, enforcement of, and, after a Default, refinancing, renegotiation or restructuring of, this Agreement, the Notes, and the other Financing Documents and any amendment, waiver or consent relating thereto (including, but not limited to, the reasonable fees and disbursements of counsel for the Administrative Agent, and in the case of enforcement, for any of the Lenders) and, to the extent permitted by the Financing Documents, promptly reimburse the Administrative Agent for all amounts expended, advanced, or incurred by the Administrative Agent or the Lenders to satisfy any obligation of Parent, the Borrower, or the other Credit Parties under this Agreement or any other Financing Document;

                  (b) INDEMNIFICATION. INDEMNIFY THE ADMINISTRATIVE AGENT AND EACH LENDER, EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS AND AFFILIATES FROM, HOLD EACH OF THEM HARMLESS AGAINST, AND PROMPTLY UPON DEMAND PAY OR REIMBURSE EACH OF THEM FOR, ANY AND ALL ACTIONS, SUITS, PROCEEDINGS (INCLUDING ANY INVESTIGATIONS, LITIGATION OR INQUIRIES), CLAIMS, COSTS, LOSSES, LIABILITIES, DAMAGES OR EXPENSES OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE INCURRED BY OR ASSERTED AGAINST OR INVOLVE ANY OF THEM (WHETHER OR NOT ANY OF THEM IS DESIGNATED A PARTY THERETO) AS A RESULT OF, ARISING OUT OF OR IN ANY WAY RELATED TO (1) ANY ACTUAL OR PROPOSED USE BY THE BORROWER OF THE PROCEEDS OF ANY OF THE LOANS; OR (2) ANY OTHER ASPECT OF THIS AGREEMENT, THE NOTES, AND THE FINANCING DOCUMENTS, INCLUDING BUT NOT LIMITED TO THE REASONABLE FEES AND DISBURSEMENTS OF COUNSEL AND ALL OTHER EXPENSES INCURRED IN CONNECTION WITH INVESTIGATING, DEFENDING OR PREPARING TO DEFEND ANY SUCH ACTION, SUIT, PROCEEDING (INCLUDING ANY INVESTIGATIONS, LITIGATION OR INQUIRIES) OR CLAIM, AND INCLUDING ALL ACTIONS, SUITS, PROCEEDINGS (INCLUDING ANY INVESTIGATIONS, LITIGATION OR INQUIRIES), CLAIMS, COSTS, LOSSES, LIABILITIES, DAMAGES OR EXPENSES ARISING BY REASON OF ORDINARY NEGLIGENCE OF ANY OF THE ADMINISTRATIVE AGENT AND EACH LENDER, EACH OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS AND AFFILIATES; PROVIDED, HOWEVER, THE PROVISIONS OF THIS SECTION 10.4(B) SHALL NOT APPLY TO ANY ACTION, SUITS, PROCEEDINGS, CLAIMS, COSTS, LOSSES, LIABILITIES, DAMAGES, OR EXPENSES TO THE EXTENT, BUT ONLY TO THE EXTENT, CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PARTY SEEKING INDEMNIFICATION;

                  (c) ENVIRONMENTAL INDEMNIFICATION. INDEMNIFY AND HOLD HARMLESS FROM TIME TO TIME THE ADMINISTRATIVE AGENT AND EACH LENDER, EACH PERSON CLAIMING BY, THROUGH, UNDER OR ON ACCOUNT OF ANY OF THE FOREGOING AND THE RESPECTIVE DIRECTORS, OFFICERS, COUNSEL, EMPLOYEES, AGENTS, AFFILIATES, SUCCESSORS AND ASSIGNS OF EACH OF THE FOREGOING FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, COST RECOVERY ACTIONS, ADMINISTRATIVE ORDERS OR PROCEEDINGS, DAMAGES AND LIABILITIES (WHICH RELATE TO OR ARISE AS A RESULT OF THE LOANS OR ANY FINANCING DOCUMENT) TO WHICH ANY SUCH PERSON MAY BECOME SUBJECT AND INCLUDING ANY AND ALL LOSSES, CLAIMS, COST RECOVERY ACTIONS, ADMINISTRATIVE ORDERS OR PROCEEDINGS, DAMAGES AND LIABILITIES (WHICH RELATE TO OR ARISE AS A RESULT OF THE LOANS OR ANY FINANCING DOCUMENT) ARISING BY REASON OF THE ORDINARY NEGLIGENCE OF THE ADMINISTRATIVE AGENT OR ANY LENDER, EACH PERSON CLAIMING BY, THROUGH, UNDER OR ON ACCOUNT OF ANY OF THE FOREGOING AND THE RESPECTIVE DIRECTORS, OFFICERS, COUNSEL, EMPLOYEES, AGENTS, AFFILIATES, SUCCESSORS AND ASSIGNS OF EACH OF THE FOREGOING (1) UNDER ANY ENVIRONMENTAL LAW APPLICABLE TO PARENT OR ANY OTHER CREDIT PARTY OR ANY OF THEIR RESPECTIVE PROPERTIES, INCLUDING WITHOUT LIMITATION, THE TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES ON ANY OF THEIR RESPECTIVE PROPERTIES, (2) AS A RESULT OF THE BREACH OR NON-COMPLIANCE BY PARENT OR ANY OTHER CREDIT PARTY WITH ANY ENVIRONMENTAL LAW APPLICABLE TO PARENT OR ANY OTHER CREDIT PARTY, (3) DUE TO PAST OWNERSHIP BY PARENT OR ANY OTHER CREDIT

PARTY OF ANY OF THEIR RESPECTIVE PROPERTIES OR PAST ACTIVITY ON ANY OF THEIR RESPECTIVE PROPERTIES WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, COULD RESULT IN PRESENT LIABILITY, (4) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY PARENT OR ANY OTHER CREDIT PARTY, OR (5) ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR ANY OTHER FINANCING DOCUMENT; PROVIDED, HOWEVER, NO INDEMNITY SHALL BE AFFORDED UNDER THIS SECTION 10.4(C) IN RESPECT OF ANY PROPERTY FOR ANY OCCURRENCE ARISING PRIMARILY FROM THE ACTS OR OMISSIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER DURING THE PERIOD AFTER WHICH SUCH PERSON, ITS SUCCESSORS OR ASSIGNS SHALL HAVE OBTAINED ACTUAL PHYSICAL POSSESSION OF SUCH PROPERTY (WHETHER BY FORECLOSURE OR DEED IN LIEU OF FORECLOSURE, AS MORTGAGEE-IN-POSSESSION OR OTHERWISE); AND

                  (d) ENVIRONMENTAL WAIVER. WITHOUT LIMITING THE FOREGOING PROVISIONS, PARENT AND THE BORROWER DO EACH HEREBY WAIVE, RELEASE AND COVENANT NOT TO BRING AGAINST ANY OF THE PERSONS INDEMNIFIED IN THIS SECTION 10.4 ANY DEMAND, CLAIM, COST RECOVERY ACTION OR LAWSUIT THEY MAY NOW OR HEREAFTER HAVE OR ACCRUE (WHICH RELATE TO OR ARISE AS A RESULT OF THE LOANS OR ANY FINANCING DOCUMENT) ARISING FROM (1) ANY ENVIRONMENTAL LAW NOW OR HEREAFTER ENACTED (INCLUDING THOSE APPLICABLE TO PARENT OR ANY OTHER CREDIT PARTY) UNLESS THE ACTS OR OMISSIONS OF ANY SUCH PERSON OR THEIR RESPECTIVE SUCCESSORS AND ASSIGNS ARE THE PRIMARY CAUSE OF THE CIRCUMSTANCES GIVING RISE TO SUCH DEMAND, COST RECOVERY ACTION OR LAWSUIT, (2) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY PARENT OR ANY OTHER CREDIT PARTY, OR (3) THE BREACH OR NON-COMPLIANCE BY PARENT OR ANY OTHER CREDIT PARTY WITH ANY ENVIRONMENTAL LAW OR ENVIRONMENTAL COVENANT APPLICABLE TO PARENT OR ANY OTHER CREDIT PARTY, UNLESS THE ACTS OR OMISSIONS OF SUCH PERSON, ITS SUCCESSORS AND ASSIGNS ARE THE PRIMARY CAUSE OF THE CIRCUMSTANCES GIVING RISE TO SUCH DEMAND, CLAIM, COST RECOVERY ACTION OR LAWSUIT.

If and to the extent that the obligations of Parent and the Borrower under this
Section 10.4 are unenforceable for any reason, Parent and the Borrower each hereby agree to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. Parent's and the Borrower's obligations under this Section 10.4 shall survive any termination of this Agreement and the payment of the Notes.

         SECTION 10.5 RIGHT OF SETOFF. In addition to and not in limitation of all rights of offset that any Lender may have under applicable law, each Lender or other holder of a Note, or any other Lender Indebtedness shall, upon the occurrence of any Event of Default and at any time during the continuance thereof and whether or not such Lender, or such holder has made any demand or the Borrower's obligations are matured, have the right at any time and from time to time, without notice to Parent or the Borrower (any such notice being expressly waived by Parent and the Borrower) to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by any Lender to or for the credit or the account of Parent or the Borrower against any and all of the Lender Indebtedness owing to such Lender then outstanding, subject to the provisions of Section 2.17.

         SECTION 10.6 BENEFIT OF AGREEMENT. The Notes, this Agreement and the other Financing Documents shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, provided, that neither Parent, the Borrower nor any Subsidiary Guarantor may assign or transfer any of its interest hereunder or thereunder without the prior written consent of the Lenders.

         SECTION 10.7      SUCCESSORS AND ASSIGNS; PARTICIPATIONS AND
ASSIGNMENTS.

                  (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither Parent nor the Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by Parent or the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement.

                  (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it); provided, that (1) except in the case of an assignment to a Lender or an Affiliate of a Lender, each of the Borrower and the Administrative Agent must give their prior written consent to such assignment (which consent shall not be unreasonably withheld), (2) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitments, the amount of the Commitments of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $250,000 unless each of the Borrower and the Administrative Agent otherwise consent, (3) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, (4) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance in the form of Exhibit D hereto (each, an "ASSIGNMENT AND ACCEPTANCE"), together with a processing fee of $500 and all applicable recordation fees, and (5) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent such information relevant to such assignee as the Administrative Agent shall request to evidence such assignee as a Lender hereunder; and provided, further, that any consent of the Borrower otherwise required under this paragraph shall not be required if an Event of Default has occurred and is continuing. Subject to acceptance and recording thereof pursuant to Section 10.7(d), from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 2.14, Section 2.16, Section 2.18 and Section 10.4). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with this Section 10.7(b).

                  (c) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at its offices in Dallas, Texas a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "REGISTER"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fees referred to in Section 10.7(b) and any written consent to such assignment required by Section 10.7(b), the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

                  (e) Any Lender may, without the consent of Parent, the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a "PARTICIPANT") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided, that (1) such Lender's obligations under this Agreement shall remain unchanged, (2) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (3) Parent, the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided, that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 10.2(a) or Section 10.2(b) that affects such Participant. Subject to this Section 10.7(e), Parent and the Borrower each agree that each Participant shall be entitled to the benefits of Section 2.14, Section 2.16 and Section 2.18 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.7(b). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.5 as though it were a Lender, provided such Participant agrees to be subject to Section 2.17 as though it were a Lender.

                  (f) A Participant shall not be entitled to receive any greater payment under Section 2.14, Section 2.16 or Section 2.18 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.18 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.18(f) as though it were a Lender.

                  (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section 10.7 shall not apply to any such pledge or assignment of a security interest; provided, that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

                  (h) Parent and the Borrower each authorize each Lender to disclose to any participant or assignee under Section 10.7(b) (each, a "TRANSFEREE") and any prospective Transferee any and all information in such Lender's possession concerning Parent, the Borrower and Parent's Subsidiaries and Affiliates which has been delivered to such Lender by or on behalf of Parent, the Borrower or the Subsidiary Guarantors pursuant to this Agreement or which has been delivered to such Lender by or on behalf of Parent, the Borrower or the Subsidiary Guarantors in connection with such Lender's credit evaluation of Parent, the Borrower, the Subsidiary Guarantors, and Parent's Subsidiaries and Affiliates prior to becoming a party to this Agreement, provided, that, each such Transferee agrees to be bound by the confidentiality provisions of Section
10.12. No assignment or participation made or purported to be made to any Transferee shall be effective without the prior written consent of Parent and the Borrower if it would require it to make any filing with any Governmental Authority or qualify any Loan or Note under the laws of any jurisdiction, and Parent and the Borrower shall be entitled to request and receive such information and assurances as it may reasonably request from any Lender or any Transferee to determine whether any such filing or qualification is required or whether any assignment or participation is otherwise in accordance with applicable law.

         SECTION 10.8      GOVERNING LAW; SUBMISSION TO JURISDICTION; ETC.

                  (a) GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND UNDER THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND, TO THE EXTENT CONTROLLING, LAWS OF THE UNITED STATES OF AMERICA.

                  (b) SUBMISSION TO JURISDICTION. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE NOTES OR THE OTHER FINANCING DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF TEXAS, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, PARENT AND THE BORROWER EACH HEREBY ACCEPT FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. PARENT AND THE BORROWER EACH HEREBY IRREVOCABLY WAIVE ANY OBJECTION, INCLUDING, BUT NOT LIMITED TO, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER

HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

                  (c) WAIVER OF CONSEQUENTIAL DAMAGES. TO THE MAXIMUM EXTENT ALLOWED BY APPLICABLE LAW, EACH OF PARENT, THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS (1) IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (2) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; AND (3) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER FINANCING DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BASED UPON, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 10.8.

                  (d) PROCESS AGENT. CT Corporation System, with an office on the date hereof at 350 N. St. Paul, Suite 2900, Dallas, Texas 75201, is the designee, appointee and process agent of Parent and the Borrower designated to receive, for and on behalf of Parent and the Borrower, service of process in such respective jurisdictions in any legal action or proceeding with respect to this Agreement, the Notes, or the other Financing Documents. It is understood that a copy of such process served on such agent will be promptly forwarded by mail to Parent and the Borrower at its address set forth opposite its signature below, but the failure of Parent or the Borrower to receive such copy shall not affect in any way the service of such process. Parent and the Borrower each further irrevocably consent to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Parent and the Borrower at its said address, such service to become effective 30 days after such mailing.

                  (e) SERVICE OF PROCESS. Nothing herein shall affect the right of the Administrative Agent or any Lender or any holder of a Note to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Parent or the Borrower in any other jurisdiction.

         SECTION 10.9 INDEPENDENT NATURE OF LENDERS' RIGHTS. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and, subject to the other terms and provisions hereof and of the Financing Documents, each Lender shall be entitled to protect and enforce its rights arising out of this Agreement, and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

         SECTION 10.10 INVALIDITY. In the event that any one or more of the provisions contained in the Notes, this Agreement or in any other Financing Document shall, for any reason, be held invalid, illegal or unenforceable in any respect, (a) Parent and the Borrower each agree that such invalidity, illegality or unenforceability shall not affect any other provision of the Notes, this Agreement or any other Financing Document, and (b) Parent, the Borrower and the Administrative Agent (acting on behalf and at the direction of the Lenders) will negotiate in good faith to amend such provision so as to be legal, valid, and enforceable.

         SECTION 10.11 RENEWAL, EXTENSION OR REARRANGEMENT. All provisions of this Agreement and of any other Financing Documents relating to the Notes or other Lender Indebtedness shall apply with equal force and effect to each and all promissory notes hereafter executed which in whole or in part represent a renewal, extension for any period, increase or rearrangement of any part of the Lender Indebtedness originally represented by the Notes, or of any part of such other Lender Indebtedness.

         SECTION 10.12     CONFIDENTIALITY; TAX SHELTER REGULATIONS.

                  (a) Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (1) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (2) to the extent requested by any Governmental Authority, (3) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (4) to any other party to this Agreement, (5) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (6) subject to an agreement containing provisions substantially the same as those of this Section 10.12, to any assignee under
Section 10.7(b) of or Participant in, or any prospective assignee under Section 10.7(b) of or Participant in, any of its rights or obligations under this Agreement, (7) with the consent of Parent or the Borrower or (8) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Section 10.12 or (B) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than Parent or the Borrower. For the purposes of this Section 10.12, "INFORMATION" means all information received from any Credit Party relating to any Credit Party or its business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by any Credit Party; provided, that, in the case of information received from any Credit Party after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 10.12 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

                  (b)      Notwithstanding anything to the contrary contained in
Section 10.12(a) above, Parent, the Borrower and the Financing Parties hereby agree that Information shall not include, and each Financing Party (and each employee, representative or other agent of any Financing Party) may disclose to any and all Persons, without limitation of any kind, the tax structure and tax treatment (as such terms are used in Internal Revenue Code Sections 6011, 6111 and 6112 and the regulations promulgated thereunder) of the Transactions and the facilities established by this Agreement (the "FACILITIES"), and all materials of any kind (including opinions or other tax analyses) that are or have been provided to Parent, the Borrower or any Financing Party related to such tax structure and tax treatment; provided, that, with respect to any document or similar item that in either case contains information concerning such tax structure or tax treatment of the Facilities as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to such tax structure or tax treatment.

         SECTION 10.13 INTEREST. It is the intention of the parties hereto to conform strictly to usury laws applicable to the Administrative Agent and the Lenders (collectively, the "FINANCING PARTIES") and the Transactions. Accordingly, if the Transactions would be usurious as to any Financing Party under laws applicable to it, then, notwithstanding anything to the contrary in the Notes, this Agreement or in any other Financing Document or agreement entered into in connection with the Transactions or as security for the Notes, it is agreed as follows: (a) the aggregate of all consideration which constitutes interest under law applicable to any Financing Party that is contracted for, taken, reserved, charged or received by such Financing Party under the Notes, this Agreement or under any of such other Financing Documents or agreements or otherwise in connection with the Transactions shall under no circumstances exceed the maximum amount allowed by such applicable law, (b) in the event that the maturity of the Notes is accelerated for any reason, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Financing Party may never include more than the maximum amount allowed by such applicable law, and (c) excess interest, if any, provided for in this Agreement or otherwise in connection with the Transactions shall be canceled automatically by such Financing Party and, if theretofore paid, shall be credited by such Financing Party on the principal amount of the Lender Indebtedness to such Financing Party (or, to the extent that the principal amount of the Lender Indebtedness to such Financing Party shall have been or would thereby be paid in full, refunded by such Financing Party to the Borrower). The right to accelerate the maturity of the Notes does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and the Financing Parties do not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to the Financing Parties for the use, forbearance or detention of sums included in the Lender Indebtedness shall, to the extent permitted by law applicable to such Financing Party, be amortized, prorated, allocated and spread throughout the full term of the Notes until payment in full so that the rate or amount of interest on account of the Lender Indebtedness does not exceed the applicable usury ceiling, if any. As used in this Section 10.13, the terms "APPLICABLE LAW" or "LAWS APPLICABLE TO ANY FINANCING PARTY" shall mean the law of any jurisdiction whose laws may be mandatorily applicable notwithstanding other provisions of this Agreement, or law of the United States of America applicable to any Financing Party and the Transactions which would permit such Financing Party to contract for, charge, take, reserve or receive a greater amount of interest than under such jurisdiction's law. To the extent that Chapter 303 of the Texas Finance Code, as amended, substituted for or restated is relevant to any Financing Party for the purpose of determining the Highest Lawful Rate, such Financing Party hereby elects to determine the applicable rate ceiling under such Chapter 303 by the interest (weekly) rate ceiling from time to time in effect, subject to such Financing Party's right subsequently to change such method in accordance with applicable law.

         SECTION 10.14 ENTIRE AGREEMENT. THE NOTES, THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE CREDIT PARTIES, THE ADMINISTRATIVE AGENT OR THE LENDERS AND THE OTHER RESPECTIVE PARTIES HERETO AND THERETO AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS AMONG SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS

AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.

         SECTION 10.15 ATTACHMENTS. The exhibits, schedules and annexes attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for the purposes stated herein, except that in the event of any conflict between any of the provisions of such exhibits and the provisions of this Agreement, the provisions of this Agreement shall prevail.

         SECTION 10.16 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.

         SECTION 10.17 SURVIVAL OF INDEMNITIES. Each of Parent's and the Borrower's obligations under Section 2.14, Section 2.16, Section 2.18 and
Section 10.4 shall survive the payment in full of the Loans.

         SECTION 10.18 HEADINGS DESCRIPTIVE. The headings of the several sections and subsections of this Agreement, and the table of contents to this Agreement, are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         SECTION 10.19 SATISFACTION REQUIREMENT. Unless otherwise specifically stated, if any agreement, certificate, instrument or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to any party, the determination of such satisfaction shall be made by such party in its sole and exclusive judgment exercised reasonably and in good faith.

         SECTION 10.20 EXCULPATION PROVISIONS. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS; THAT IT HAS IN FACT READ THIS AGREEMENT AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT; THAT IT HAS BEEN REPRESENTED BY LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEYS IN ENTERING INTO THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTIONS AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT "CONSPICUOUS."

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first above written.

                            [SIGNATURE PAGES FOLLOW]

                                 SIGNATURE PAGE
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                     BY AND AMONG HWG, LLC, AS THE BORROWER,
              THE HALLWOOD GROUP INCORPORATED, AS PARENT GUARANTOR,
                  THE FINANCIAL INSTITUTIONS PARTIES THERETO AS
                         LENDERS, AND FIRST BANK, AS THE
                              ADMINISTRATIVE AGENT

                                        THE HALLWOOD GROUP INCORPORATED

                                        By: ____________________________________
                                              Melvin J. Melle, Vice President
                                        Address:   3710 Rawlins, Suite 1500
                                                   Dallas, Texas 75219
                                        Attention: Melvin J. Melle
                                        Telephone: (214) 528-5588
                                        Telecopy:  (214) 522-9254

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                     BY AND AMONG HWG, LLC, AS THE BORROWER,
              THE HALLWOOD GROUP INCORPORATED, AS PARENT GUARANTOR,
                  THE FINANCIAL INSTITUTIONS PARTIES THERETO AS
                         LENDERS, AND FIRST BANK, AS THE
                              ADMINISTRATIVE AGENT

                                        HWG, LLC

                                        By: ____________________________________
                                             William L. Guzzetti, President
                                        Address:   3710 Rawlins, Suite 1500
                                                   Dallas, Texas 75219
                                        Attention: Melvin J. Melle
                                        Telephone: (214) 528-5588
                                        Telecopy:  (214) 522-9254

                                [Signature Page]

                                 SIGNATURE PAGE
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT
                     BY AND AMONG HWG, LLC, AS THE BORROWER,
              THE HALLWOOD GROUP INCORPORATED, AS PARENT GUARANTOR,
                  THE FINANCIAL INSTITUTIONS PARTIES THERETO AS
                         LENDERS, AND FIRST BANK, AS THE
                              ADMINISTRATIVE AGENT

                                  FIRST BANK, individually and as Administrative Agent

                                  By: ____________________________________
                                       Steve D. Israel, Vice President
                                  Address:   2101 Gateway Drive
                                             Irving, Texas 75038
                                  Attention: Steve D. Israel
                                  Telephone: (972) 550-0893
                                  Telecopy:  (972) 714-3008

                                [Signature Page]

                                     ANNEX I

                         TERM A LOAN          SPA TERM LOAN        REVOLVING CREDIT          SPA LOAN
      LENDER             COMMITMENT            COMMITMENT             COMMITMENT            COMMITMENT
      ------             ----------            ----------             ----------            ----------
First Bank & Trust        $3,000,000            $3,000,000            $4,000,000            $5,000,000

TOTAL COMMITMENTS         $3,000,000            $3,000,000            $4,000,000            $5,000,000

                                   Annex I-1

                                   EXHIBIT A-1

                             FORM OF REVOLVING NOTE

                                     A-1-1

                                   EXHIBIT A-2

                                FORM OF SPA NOTE

                                     A-2-1

                                  EXHIBIT B -1

                               FORM OF TERM A NOTE

                                     B-1-1

                                   EXHIBIT B-2

                              FORM OF SPA TERM NOTE

                                     B-2-1

                                  EXHIBIT C -1

                        FORM OF PARENT FACILITY GUARANTY

                                     C-1-1

                                   EXHIBIT C-2

                      FORM OF SUBSIDIARY FACILITY GUARANTY

                                     C-2-1

                                   EXHIBIT C-3

                            FORM OF PLEDGE AGREEMENT

                                     C-3-1

                                   EXHIBIT C-4

               FORM OF COLLATERAL ASSIGNMENT OF INTERCOMPANY NOTES

                                     C-4-1

                                    EXHIBIT D

                        FORM OF ASSIGNMENT AND ACCEPTANCE

                                    EXHIBIT E

                         FORM OF COMPLIANCE CERTIFICATE

                                    EXHIBIT F

                      FORM OF COLLATERAL VALUE CERTIFICATE

                                    EXHIBIT G

                            FORM OF BORROWING REQUEST

                                 SCHEDULE 1.1(A)

                      DEBT SERVICE COVERAGE RATIO WORKSHEET

                               (Follows this page)

                              Schedule 1.1(A) - 1

                                 SCHEDULE 1.1(B)

                         SENIOR LEVERAGE RATIO WORKSHEET

                               (Follows this page)

                              Schedule 1.1(B) - 1

                                  SCHEDULE 5.7

                                   INVESTMENTS

                                Schedule 5.7 - 1

                                  SCHEDULE 5.8

                                   LITIGATION

                                Schedule 5.8 - 1

                                  SCHEDULE 5.10

                                EMPLOYEE BENEFITS

                               Schedule 5.10 - 1

                                  SCHEDULE 5.13

                                EXISTING DEFAULTS

                               Schedule 5.13 - 1

                                  SCHEDULE 5.19

                                  SUBSIDIARIES

                               Schedule 5.19 - 1

                                  SCHEDULE 5.20

                                    INSURANCE

                               Schedule 5.20 - 1

                                  SCHEDULE 5.21

                              ENVIRONMENTAL MATTERS

                               Schedule 5.21 - 1

                                  SCHEDULE 5.23

                              EMPLOYMENT CONTRACTS

                               Schedule 5.23 - 1

                                  SCHEDULE 5.25

                            OWNERSHIP/CAPITALIZATION

                               Schedule 5.25 - 1

                                  SCHEDULE 7.2

                              EXISTING INDEBTEDNESS

                                Schedule 7.2 - 1

                                  SCHEDULE 7.3

                                      LIENS

                                Schedule 7.3 - 1